SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

CROSSROADS CAPITAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box)

☒   No fee required

☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)	Title of each class of securities to which transaction applies:_________________.
2)	Aggregate number of securities to which transaction applies:__________________.
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):______________.
4)	Proposed maximum aggregate value of transaction:___________________.
5)	Total fee paid:____________________

☐   Fee paid previously with preliminary materials

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:______________.
2)	Form, Schedule or Registration Statement No.:________________.
3)	Filing Party:___________.
4)	Date Filed:___________.

CROSSROADS CAPITAL, INC.
128 N. 13th Street, #1100
Lincoln, NE 68502

[___], 2016

To the Stockholders of Crossroads Capital, Inc.:

A Special Meeting of Stockholders of Crossroads Capital, Inc. will be held on [DATE], [TIME] at 128 N. 13th Street, #1100, Lincoln, NE 68508.

A Notice of the Stockholders Meeting, a Proxy and a Proxy Statement containing information about matters to be acted upon at the Special Meeting of Stockholders are enclosed. At the special meeting, you will be asked to approve, among other things, the complete liquidation and conversion of Crossroads Capital, Inc. Holders of common stock are entitled to vote at the meeting on the basis of one vote for each share held. If you attend the meeting you retain the right to vote in person even though you previously mailed the enclosed Proxy.

Please note that the enclosed form of Proxy, Proxy Statement and our Annual Report for the fiscal year ended December 31, 2015, are available at www.xroadscap.com for your viewing. You may access those proxy materials any time beginning [_________], 2016.

The Board believes that the matters presented in this Proxy Statement for your approval are the best and most cost-effective way to realize the investment objective of Crossroad Capital, Inc., to preserve capital and maximize stockholder value by pursuing the sale of our portfolio investments and limiting expenses. If we fail to obtain the necessary stockholder approval of the matters presented in this Proxy Statement, we will be forced to continue the orderly liquidation of the assets of Crossroads Capital, Inc., while remaining subject to the expensive and burdensome requirements of the Investment Company Act of 1940 and the Securities Exchange Act of 1934.

Accordingly, it is very important that your shares be represented at the meeting whether or not you are personally in attendance, and I urge you to review carefully the Proxy Statement and sign, date and return the enclosed Proxy at your earliest convenience.

I look forward to the meeting. I hope you will be present.

Very truly yours,

Andrew Dakos
Chairman of the Board

PRELIMINARY PROXY STATEMENT
SUBJECT TO CHANGE

CROSSROADS CAPITAL, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD [_________], 2016

To the Stockholders of Crossroads Capital, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Crossroads Capital, Inc., a Maryland corporation (the “Company”), will be held on [Date], [Time], at 128 N. 13th Street, #1100, Lincoln, NE 68508 for the following purpose:

1.	To authorize the withdrawal of the Company’s election to be regulated as a business development company under the Investment Company Act of 1940, as amended;

2.	To approve any adjournments of the special meeting (i) to permit time to voluntarily delist the Company from NASDAQ and to begin the process of implementing Proposal 1 and (ii) to solicit additional proxies if there are not sufficient votes at the special meeting to approve Proposal 1 or Proposal 3 or the other transactions contemplated by such proposals;

3.	To authorize a Plan of Liquidation to convert the Company into a liquidating trust for the purpose of liquidating and distributing the Company’s assets, if Proposal 1 is approved; and

4.	To transact such other business as may properly come before the meeting and any adjournment thereof.

Only holders of the Company’s common stock of record at the close of business on [RECORD DATE], will be entitled to notice of, and to vote at, the stockholders’ meeting and any adjournment thereof.

By Order of the Board of Directors

David M. Hadani, Secretary

Your Officers and Directors desire that all stockholders be present or represented at the stockholders meeting. Even if you plan to attend in person, please date, sign and return the enclosed proxy in the enclosed postage-prepaid envelope at your earliest convenience so that your shares may be voted. If you do attend the stockholders meeting, you retain the right to vote even though you mailed the enclosed proxy. The proxy must be signed by each registered holder exactly as the stock is registered.

PRELIMINARY PROXY STATEMENT
SUBJECT TO CHANGE

CROSSROADS CAPITAL, INC.

PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD [_________], 2016

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Crossroads Capital, Inc., a Maryland corporation (the “Company,” “we” or “us”), of proxies to be voted at a Special Meeting of Stockholders to be held on [DATE], [TIME] at 128 N. 13th Street, #1100, Lincoln, NE 68508, or any adjournment thereof (the “Special Meeting”). The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to our stockholders is on or about [____________], 2016.

PURPOSES OF THE MEETING

The Special Meeting will be held for the purposes of:

(1)	To authorize the withdrawal of the Company’s election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) (“PROPOSAL 1”);

(2)	To approve any adjournments of the special meeting (i) to permit time to voluntarily delist the Company from NASDAQ and to begin the process of implementing PROPOSAL 1 and (ii) to solicit additional proxies if there are not sufficient votes at the special meeting to approve PROPOSAL 1 or PROPOSAL 3 or the other transactions contemplated by such proposals; and

(3)	To authorize a Plan of Liquidation (the “Plan”) to convert the Company into a liquidating trust for the purpose of liquidating and distributing the Company’s assets (“PROPOSAL 3”), if PROPOSAL 1 is approved.

The stockholders will also transact such other business as may properly come before the meeting and any adjournment thereof.

The Board unanimously recommends that the stockholders vote FOR each of PROPOSALS 1, 2 and 3.

VOTING AT THE MEETING

The record date for the Company’s stockholders entitled to notice of, and to vote at, the Special Meeting is the close of business on [___________], 2016 (the “Record Date”). As of the Record Date, we had outstanding and entitled to vote at the Special Meeting [9,651,268] shares of common stock. The presence, in person or by proxy, by the holders of a majority of our common stock shares entitled to be cast at the Special Meeting is necessary to constitute a quorum. In deciding all questions, a stockholder shall be entitled to one vote, in person or by proxy, for each share of common stock held in the stockholder’s name at the close of business on the Record Date.

1

In order to be approved, PROPOSAL 1 requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting. Pursuant to the 1940 Act, the affirmative vote of “a majority of outstanding shares entitled to vote” for purposes of PROPOSAL 1 means the affirmative vote of (i) 67% or more of the shares present at the Special Meeting, if the holders of 50% or more of our outstanding voting securities are present or represented by proxy or (ii) more than 50% of our outstanding voting securities, whichever is less. In order to be approved, PROPOSAL 2 requires the affirmative vote of a majority of the votes cast at the Special Meeting.

If PROPOSALS 1 and 2 are approved, the Company intends to adjourn the Special Meeting in order to file a Form 25 with the SEC in order to voluntarily delist the Company from NASDAQ and to begin the process of the Company withdrawing as a BDC under the 1940 Act. The Company will reconvene the Special Meeting upon the effectiveness of the Company’s delisting from NASDAQ, such that the Company’s securities will no longer be deemed “Covered Securities” under Section 18 of the Securities Act of 1933, as amended, and per the Company’s Articles of Amendment and Restatement (as amended, the “Articles”) PROPOSAL 3 will require the affirmative vote of a majority of the outstanding shares entitled vote at the Special Meeting.

If PROPOSALS 1 and 2 are not approved and the Company’s delisting from NASDAQ is not effective, per the Articles PROPOSAL 3 would require the affirmative vote of 80% of the outstanding shares entitled to vote at the Special Meeting.

Effect of Abstentions

An abstention is counted as a vote present and entitled to be cast for purposes of quorum, but is not counted as a vote cast at the Special Meeting. Therefore, an abstention for PROPOSAL 1 will have the effect of a vote against PROPOSAL 1 because the approval of PROPOSAL 1 requires either the affirmative vote of 67% or more of all shares present at the meeting (assuming a quorum) or more than 50% of our outstanding voting securities, whichever is less. Similarly, an abstention for PROPOSAL 3, which will require either the affirmative vote of a majority or 80% of the outstanding shares entitled to vote, will have the effect of a vote against PROPOSAL 3.

An abstention for PROPOSAL 2 will have no effect because PROPOSAL 2 requires a majority of votes cast at the Special Meeting and an abstention is not a vote cast.

Effect of Broker Non-Votes

Certain of our shares are held in “street” or nominee name in accounts with banks and broker-dealers. These banks and broker-dealers are not permitted to vote such shares except (i) with voting instructions from the beneficial owners of such shares or (ii) on “routine” matters without instructions from the beneficial owners exercising its discretionary authority. A “broker non-vote” is a vote that is not cast on a non-routine matter because the bank or broker-dealer does not have discretionary authority and has not received instructions from the beneficial owner. Because there are no routine matters for stockholder approval at the Special Meeting, we do not expect there to be any broker non-votes and any shares held in street name for which banks or broker-dealers have not received written instructions will be treated as shares held by a holder of our shares who is not present at the Special Meeting in person or by proxy. As a result, if you hold your shares in street name and fail to deliver written instructions to your bank or broker-dealer, your shares will not be counted for purposes of determining quorum. We urge you to contact your bank or broker-dealer to ensure that your bank or broker-dealer has received sufficient written instruction from you to vote your shares at the Special Meeting.

2

Moreover, if you hold your shares in street name and fail to deliver written instructions to your bank or broker-dealer at the meeting, you will also have failed to vote. If the affirmative vote of 67% or more of all shares present at the Special Meeting having a valid quorum is required for PROPOSAL 1, failure to vote will have no effect on PROPOSAL 1 (because your shares would not be considered “present” at the meeting). If, however, the affirmative vote of more than 50% of our outstanding voting securities is required for PROPOSAL 1 (either because 50% or more of our outstanding voting securities are not present or represented by proxy at the Special Meeting or because the affirmative vote of 50% of our outstanding voting securities would be less than 67% of all shares present at the Special Meeting), your failure to vote will count as a vote against PROPOSAL 1. Failure to vote will have no effect on PROPOSAL 2 and will have the effect of voting against PROPOSAL 3.

Each proxy delivered to us, unless the stockholder otherwise specifies therein, will be voted FOR each of PROPOSALS 1-3. This Proxy Statement and our Annual Report for the fiscal year ended December 31, 2015 are available at www.xroadscap.com for your viewing. You may access those proxy materials any time beginning [________], 2016.

In each case where the stockholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with this specification. As to any other matter or business which may be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same, but neither our management nor the Board knows of any such other matter or business. Any stockholder has the power to revoke his proxy at any time insofar as it is then not exercised by giving notice of such revocation, either personally at the meeting or in writing, to Secretary, Crossroads Capital, Inc., 128 N. 13th Street, Suite #1100, Lincoln, Nebraska 68508, or by the execution and delivery to us of a new proxy dated subsequent to the original proxy.

3

BACKGROUND

Neither the U.S. Securities and Exchange Commission nor any state securities commission have approved or disapproved of the Trust Units (defined below) or determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

Crossroads Capital, Inc. (the “Company”), formerly known as BDCA Venture, Inc. and Keating Capital, Inc., was incorporated on May 9, 2008, under the laws of the State of Maryland and is an internally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act, as of November 20, 2008. Effective January 1, 2010, we elected to be treated for U.S. Federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We also commenced our portfolio company investment activities in January 2010. The shares of our common stock have been listed on the Nasdaq Capital Market since December 12, 2011.

Recent Changes in the Company’s Governance and Investment Objective

At our 2015 Annual Meeting of Stockholders held on July 9, 2015, our stockholders elected Richard Cohen, Andrew Dakos, Gerald Hellerman and Timothy Keating to serve as our directors until the 2016 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. Additionally, at the 2015 Annual Meeting, our stockholders approved a proposal to have our Board of Directors (the “Board”) consider adopting a plan to “maximize shareholder value within a reasonable period of time.”

On October 5, 2015, the Board approved the termination of the Investment Advisory and Administrative Services Agreement dated July 1, 2014 (the “Investment Advisory Agreement”) between the Company and our investment adviser, BDCA Venture Adviser, LLC. The effective date of termination of the Investment Advisory Agreement was December 6, 2015. Also on October 5, 2015, the Board determined that we would no longer make investments in new venture capital-backed or high growth companies and would shift our focus to the orderly monetization of our current holdings.

On November 13, 2015, the Board approved the engagement of 1100 Capital Consulting, LLC (our “Administrator”) to provide administrative consulting services to us, including the provision of personnel to act as certain of our executive officers, including the Chief Executive Officer and Chief Financial Officer.

Effective December 2, 2015, the Board appointed Ben H. Harris to serve as our Chief Executive Officer and President, David M. Hadani to serve as our Chief Financial Officer, Treasurer and Secretary, both representatives of the Administrator, and Stephanie L. Darling to serve as our Chief Compliance Officer. Also on December 2, 2015, we changed our name from BDCA Venture, Inc. to Crossroads Capital, Inc.

Effective January 20, 2016, the Board changed our investment objective to preserve capital and maximize stockholder value by pursuing the sale of our portfolio investments, limiting expenses and deploying surplus cash as appropriate, including into yielding investments to offset, in part, operating expenses (our “Investment Objective”).

1

On March 25, 2016, the Board resolved to monetize our portfolio holdings at the earliest practicable date.

On April 27, 2016, the Board terminated the engagement of US Bancorp Fund Services, LLC and shifted the responsibility for administration and accounting services to the Administrator.

Determination to Withdraw from Election to be Regulated as a BDC

On May 3, 2016, the Board approved, subject to stockholder approval as required under Section 58 of the 1940 Act, voluntarily withdrawing the Company from its election to be regulated as a BDC under the 1940 Act by filing a Form N-54C with the U.S. Securities and Exchange Commission (“SEC”). The Board determined that the withdrawal from its BDC election furthers the Investment Objective because of the decrease in operating expenses associated with no longer being subject to 1940 Act regulations and listed on NASDAQ.

Generally, to be eligible to elect to be regulated as a BDC under the 1940 Act, the Company is subject to a number of requirements under the 1940 Act, including, among other things, requirements that (i) we not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act (“qualifying assets”), unless at the time the acquisition is made qualifying assets represent at least 70% of the Company’s total assets; (ii) we offer to extend significant managerial assistance to our portfolio securities that count as qualifying assets; (iii) the Board consist of a majority of independent directors, (iv) we not engage in transactions with affiliated parties except under certain circumstances; (v) we not change the nature of our business or our fundamental investment policy without the approval of a majority of our stockholders; (vi) our assets be held with a qualified custodian, (vii) we obtain fidelity bond protection, (viii) we maintain a minimum amount of assets compared to our debt, (ix) limit our ability to issue senior securities, and (x) we not issue stock below NAV without stockholder approval.

If the Company withdraws its election to be regulated as a BDC, the Company will no longer be subject to regulation under the 1940 Act. The Company incurs significant general and administrative expenses in order to comply with regulations imposed by the 1940 Act. The Company utilizes a multi-step valuation process each quarter, which may include consulting with an independent valuation firm. Management devotes considerable time to issues relating to compliance with the 1940 Act and the Company bears the cost of compliance, including significant accounting and legal fees. For example, for the years ending December 31, 2015, and December 31, 2014, the Company incurred $1,103,030 and $403,959 in professional fees, respectively. The Board believes the resources now being utilized on compliance with the 1940 Act could better and more efficiently be utilized to pursue the sale of our assets pursuant to the Investment Objective and to maximize the return of capital to stockholders.

Proposed Actions

If PROPOSAL 1 is approved and the Company proceeds to withdraw its election to be regulated as a BDC, the Company will first voluntarily withdraw from listing on NASDAQ by filing a Form 25 with the SEC. This will require providing NASDAQ with at least 10 days’ notice of the Company’s intent to withdraw from listing and to comply with certain other requirements under NASDAQ and SEC rules. The withdrawal will be effective 10 days following the Company’s filing of Form 25 with the SEC. The Company’s listing on NASDAQ provides certain benefits with respect to BDC requirements under the 1940 Act. If the Company withdraws its election to be regulated as a BDC, the Board believes the benefits offered by being listed on NASDAQ are outweighed by the operating expenses associated with being a listed company and the risk of future market volatility, particularly given the Company’s Investment Objective and desire to monetize our portfolio holdings at the earliest practicable date.

2

Moreover, delisting from NASDAQ will also lower the stockholder approval threshold for certain significant Company actions from 80% to 50% under the Company’s Articles, which the Board also believes will ensure implementation of the Investment Objective in the most efficient manner possible. If PROPOSALS 1 and 2 are approved, the Company intends to adjourn the meeting in order to implement PROPOSAL 1 as described above by voluntarily delisting its securities from NASDAQ and beginning the process to implement the Company’s withdrawal as a BDC under the 1940 Act.

Determination to Enter into the Plan and Convert the Company into the Liquidating Trust

On May 3, 2016, the Board also approved, subject to stockholder approval, the implementation of the Plan of Liquidation, attached to this proxy statement as Appendix A (hereinafter, the “Plan”), and the conversion of the Company into a liquidating trust for the sole purpose of liquidating and distributing the Company’s assets to its stockholders. The Company’s portfolio assets are illiquid and realizing the Investment Objective may take several years to accomplish. Even if the Company is no longer subject to the limitations and compliance costs of the 1940 Act, the Company’s common stock is registered under the 1934 Act. Registration under the 1934 Act imposes costs associated with preparing and filing periodic reports (which cost is increasing due to enhanced reporting requirements adopted by the SEC), complying with proxy solicitation regulations, and filing audited financial statements with the SEC annually. The Company has adopted the Plan and recommends it for approval to the Company’s stockholders at the Special Meeting because it has determined that converting the Company into the Liquidating Trust is the most cost-efficient manner to achieve the Investment Objective. The Company believes it can rely on no-action relief granted by the SEC staff in the past to similarly-situated liquidating trusts (the “Precedent”) to file limited reports under the 1934 Act while the Liquidating Trust completes the process of completing the liquidation of the Company’s portfolio assets and realizing the Investment Objective.

Proposed Actions

If the stockholders approve PROPOSALS 1 and 2, the Company intends to reconvene the Special Meeting after the effectiveness of its delisting from NASDAQ to ask the stockholders to approve PROPOSAL 3. If the stockholders approve PROPOSAL 3, the Company shall execute the Articles of Conversion and Certificate of Trust and file them with the State of Maryland, converting the Company into Crossroads Liquidating Trust, a Maryland statutory trust (the “Liquidating Trust”) and make effective the Company’s withdrawal of its election to be regulated as a BDC under the 1940 Act on Form N-54C. The Company and the trustees of the Liquidating Trust shall also execute and deliver the Liquidating Trust Agreement, a copy of which is attached as Exhibit A to the Plan (the “Liquidating Trust Agreement”) and each stockholder of the Company will receive one unit of beneficial interest in the Liquidating Trust for each share of common stock held by such stockholder on the date of conversion. Immediately prior to the effective time of the conversion of the Company into the Liquidating Trust, certain investments of the Company, which have not been determined at this time, and an amount of cash to be determined shall be transferred to a subsidiary corporation of the Company (the “Liquidation Corporation”) to facilitate the preservation of value and sale of such investments and distribution of the proceeds therefrom. The Liquidating Trust, and its subsidiary the Liquidation Corporation, shall then proceed with the orderly liquidation and distribution of the Company’s portfolio assets in order to maximize stockholder value in accordance with the Liquidating Trust Agreement and the Investment Objective. The Liquidating Trust is described in more detail below under “Liquidating Trust Agreement”.

3

If PROPOSALS 1 and 2 are not approved by the stockholders, or if the Company does not receive sufficient votes in favor of PROPOSAL 3, the Company intends to continue to proceed with the orderly sale of its assets pursuant to the Investment Objective.

Important Considerations in Approving PROPOSALS 1 and 3

•	The Liquidating Trust Will Implement a Cash Distribution Following Conversion

As set forth more fully in the Liquidating Trust Agreement, subject to final approval by the trustees, we anticipate the Liquidating Trust will make a cash distribution to the holders of beneficial interests in the Liquidating Trust shortly after conversion of the Company into the Liquidating Trust. The Company currently anticipates this distribution will be no less than [$_____] per unit of beneficial interest in the Liquidating Trust (the “Special Distribution”).

•	Failure to Approve PROPOSALS 1 and 3 Will Significantly Impact the Company’s Ability to Complete the Orderly Sale of its Assets

If PROPOSALS 1 and 3 are not approved by the Company’s stockholders, the Company intends to continue to proceed with the orderly sale of its assets pursuant to its current Investment Objective. However, because the Company will remain subject to regulations as a BDC under the 1940 Act, and remain a listed on NASDAQ, it will continue to incur significant expense complying with such regulatory requirements. The Board believes that the resources utilized for compliance could better, and more efficiently, be utilized and that the Company could ultimately return more capital to stockholders by withdrawing from election to be regulated as a BDC, implementing the Plan and converting to the Liquidating Trust.

•	The Company Cannot Provide an Expected Value That Beneficial Holders Under the Liquidating Trust Will Receive Upon Liquidation of its Assets

The Company cannot currently estimate the expected value the Liquidating Trust will receive for the assets. As of March 31, 2016, our net asset value per common share was estimated as [$___] per share; however, 98% of our portfolio investments are in the form of securities that are not publicly traded, and the final value of these assets may differ materially from the fair values that compose our net asset value as of March 31, 2016. It is possible that the final liquidation value of our portfolio investments may be less than the value an investor might receive from pursuing a strategy of holding such investments through any potential initial public offering. Moreover, as we actively seek to sell our investments, it is possible that the amounts realized upon the sale of our investments may be less than the determined value of the assets held by the Company upon conversion into the Liquidating Trust, see “Federal Income Tax Considerations” below. The closing price of our stock on May [__], 2016, was $[___] and we strongly encourage stockholders to obtain current market quotations for the Company’s shares of common stock and to consider that the amounts realized on the sale of our portfolio investments may be less than the values stated in the Company’s most recent financial statements in determining whether to vote in favor of PROPOSALS 1 and 3.

4

•	Withdrawal of Election to be Regulated as a BDC May Eliminate Certain Requirements Intended to Protect the Interests of Stockholders of the Company

If the Company withdraws its election to be regulated as a BDC, the Company will no longer be subject to regulation under the 1940 Act – including provisions intended to protect the interests of the stockholders of the Company and investors in the Company’s portfolio assets. Moreover, if the Company withdraws its election to be regulated as a BDC, the fundamental nature of the Company’s business will change as the Company moves forward with implementing the Investment Objective. The Company may also be subject to additional regulatory requirements under the 1940 Act and state blue sky laws if there is a limited period between when its delisting on NASDAQ becomes effective and the effectiveness of its withdrawal as a BDC and conversion into the Liquidating Trust. Given that this time period is expected to be very short, the Board believes the impact of these additional regulations will not be significant, but in the event that this time period is lengthened the Company would have to comply with any such additional regulatory requirements. Withdrawal as a BDC and the implementation of the Plan will also result in significant changes in the Company’s methods of accounting and may have other significant tax consequences. The effect of withdrawal as a BDC and the implementation of the Plan on the Company’s federal income tax status are discussed below under “Federal Income Tax Considerations”.

5

PROPOSAL 1
AUTHORIZE US TO WITHDRAW OUR BDC ELECTION

Introduction

As discussed above under “Background”, as a BDC, the Company is subject to significant regulation of our activities under the 1940 Act and 1934 Act. The Board believes that the resources now being utilized on compliance with the 1940 Act could better, and more efficiently, be utilized in order to pursue the sale of our assets pursuant to the Investment Objective and ultimately return more capital to stockholders in the form of cash.

In consideration of these compliance restraints placed on BDCs and the associated expenses, we seek authorization from stockholders to withdraw our election to be treated as a BDC under the 1940 Act. Moreover, if PROPOSAL 1 is approved by the stockholders, the Company will first voluntarily delist from NASDAQ by filing a Form 25 with the SEC and comply with certain other notice requirements under NASDAQ and SEC rules. Upon stockholder approval and the conversion of the Company into the Liquidating Trust, the Liquidating Trust will be operated so as to not be a BDC subject to regulation under the 1940 Act.

If PROPOSAL 1 is approved by the required vote of the stockholders, but PROPOSAL 3 is not approved, the Board does not intend to make effective its withdrawal as a BDC regulated under the 1940 Act, despite stockholder approval, because of the adverse tax consequences implicated by such withdrawal in the absence of the conversion into the Liquidating Trust.

Required Vote

The 1940 Act provides that a BDC may not withdraw its election to be regulated as a BDC unless it receives the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting. For purposes of PROPOSAL 1 (and as stipulated in the 1940 Act), the affirmative vote of “a majority of outstanding shares entitled to vote” means the affirmative vote of (i) 67% or more of the shares present at the Special Meeting, if the holders of 50% or more of our outstanding voting securities are present or represented by proxy or (ii) more than 50% of our outstanding voting securities, whichever is less.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO AUTHORIZE THE WITHDRAWAL OF THE COMPANY’S ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 AS PROVIDED UNDER THIS PROPOSAL 1.

6

PROPOSAL 2

TO APPROVE ANY ADJOURNMENTS OF THE SPECIAL MEETING

Introduction

We are asking our stockholders to vote on a proposal to approve any adjournments of the special meeting (i) to permit time to voluntarily delist the Company from NASDAQ and to begin the process of implementing PROPOSAL 1 and (ii) to solicit additional proxies if there are not sufficient votes at the special meeting to approve PROPOSAL 1 or PROPOSAL 3 or the other transactions contemplated by such proposals.

The laws of Maryland and our bylaws do not require a stockholder vote for the chairman of the Special Meeting to call an adjournment; however, there are two scenarios in which we believe an adjournment of the Special Meeting may occur.

If PROPOSAL 1 is approved, we intend to adjourn the Special Meeting in order to file a Form 25 with the SEC to voluntarily delist from NASDAQ and to begin the process of the Company withdrawing its election to be regulated as a BDC under the 1940 Act. The chairman of the Special Meeting may request a stockholder vote to adjourn one or more times to allow such actions to become effective. A voluntary delisting from NASDAQ requires 10 days prior notice to NASDAQ prior to filing Form 25 with the SEC and the delisting will become effective 10 days following such filing. The Company must also comply with public notice requirements by filing a press release on Form 8-K and on its website. We intend to adjourn the Special Meeting so that when PROPOSAL 3 is considered upon reconvening the Special Meeting, the Company will not be listed on a national securities exchange.

If the number of shares of the Company’s common stock voting in favor of PROPOSAL 1 to withdraw our election to be regulated as a BDC under the 1940 Act is insufficient to approve PROPOSAL 1 or the number of shares of the Company’s common stock voting in favor of PROPOSAL 3 to authorize pursuant to the Plan the conversion of the Company into the Liquidating Trust in order to liquidate and distribute the Company’s assets to its stockholders is insufficient to approve PROPOSAL 3, then the chairman of the Special Meeting may request a stockholder vote to adjourn the special meeting one or more times to adjourn the Special Meeting in order to solicit additional proxies in favor of such proposal. If the Special Meeting is adjourned, we expect to use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have not previously returned properly executed proxies or authorized a proxy by using the Internet or telephone. We expect that we may use a third party proxy solicitor in order to solicit these additional proxies. Among other things, approval of the adjournment proposal could mean that, even if the Company has received proxies representing a sufficient number of votes against the approval of PROPOSAL 1 or PROPOSAL 3 such that either proposal would be defeated, the Company may adjourn the Special Meeting without a vote on PROPOSAL 1 or PROPOSAL 3 and seek to obtain sufficient votes in favor of approval of PROPOSAL 1 or PROPOSAL 3 to obtain approval of that proposal. Alternatively, if the Company holds votes sufficient to approve PROPOSAL 3 without first voluntarily delisting from NASDAQ (i.e., it has the approval of over 80% of all outstanding voting shares entitled to vote), the meeting chairman may elect to not adjourn the Special Meeting and may proceed directly with the vote on PROPOSAL 3.

7

Approval Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE ANY ADJOURNMENTS OF THE SPECIAL MEETING.

8

PROPOSAL 3
AUTHORIZE US TO LIQUIDATE AND DISSOLVE PURSUANT TO THE PLAN

Introduction

As discussed above under “Background”, the Company has adopted the Investment Objective, pursuant to which the Board is obligated to pursue the sale of the Company’s portfolio assets, and limit expenses. As a result, the Board has determined to seek stockholder approval (under PROPOSAL 1) to withdraw its election to be regulated as a BDC under the 1940 Act in order to reduce the significant operating expenses associated with compliance with BDC regulatory requirements.

Moreover, the Company has also identified the Precedent, pursuant to which the Company could further reduce future operating expenses associated with compliance with SEC regulations while liquidating its remaining portfolio assets in the Liquidating Trust pursuant to the Plan.

Because it may take several years to liquidate our portfolio assets at acceptable prices and because of the benefits presented by the Precedent and the associated additional savings by withdrawing as a BDC regulated under the 1940 Act, the Board has determined that the conversion of the Company into the Liquidating Trust pursuant to the Plan is the best method to monetize our current holdings and to maximize stockholder value.

Accordingly, the Board is now proposing the complete liquidation of the Company through the adoption of the Plan. As discussed above under “Background”, the Plan contemplates that upon stockholder approval of this PROPOSAL 3, we will convert the Company into the Liquidating Trust, which would be governed by the terms and conditions of the Liquidating Trust Agreement. Immediately prior to the effective time of the conversion of the Company into the Liquidating Trust, certain investments of the Company, which have not been determined at this time, will be transferred to a subsidiary of the Company to facilitate the preservation of value and sale of such investments and distribution of the proceeds therefrom. The Liquidating Trust, and its subsidiary the Liquidating Corporation, shall then proceed with the orderly liquidation and distribution of the Company’s portfolio assets in order to maximize stockholder value in accordance with the Liquidating Trust Agreement and the Investment Objective.

The Liquidating Trust

If we receive stockholder approval of this PROPOSAL 3, then we will convert the Company into a liquidating trust consistent with the terms of the Precedent. The Liquidating Trust will be governed by the Liquidating Trust Agreement, the material terms of which are summarized in this proxy statement and which is attached to the Plan as Exhibit A. You should review the Liquidating Trust Agreement to understand your rights thereunder.

Consistent with the Plan, at the time the Articles of Conversion and Certificate of Trust are filed and effective with the State of Maryland (the “Conversion Date”), each Company stockholder (a “Beneficiary”) will receive a pro-rata beneficial interest in the assets of the Liquidating Trust (“Beneficial Interest”) equal to the stockholder’s percentage ownership of the Company’s common stock. For ease of administration, each Beneficial Interest will be represented in terms of units (“Trust Units”) — each Trust Unit equaling one share of Common Stock held by such stockholder at the time of the conversion. The purpose of the Liquidating Trust would be to preserve the value of and sell our assets, distribute the proceeds therefrom to the holders of Trust Units and pay any liabilities, costs and expenses.

9

The trustees of the Liquidating Trust (the “Trustees”) will initially be a Board of Trustees, composed of [_______],[_______], and [_______]. The Trustees will be entitled to receive compensation for their services as Trustees comparable to the fees paid by the Company to its independent directors, consisting of reasonable meeting fees or quarterly or annual retainer fees or a combination of such fees, as determined by the Trustees. The Company currently pays each independent director an annual fee of $25,000 payable quarterly in advance, covering any regular or special meeting of the board or any committee thereof; however, an additional annual fee of $10,000 is paid to the individual serving in each of the following roles: Chairman of the Company’s Board of Directors, chairman of the Audit Committee, chairman of the Nominating Committee, chairman of the Compensation Committee and the Company’s lead valuation director. Each Trustee will be reimbursed from the Trust Assets for all expenses reasonably incurred, and appropriately documented, by such Trustee in the performance of that Trustee’s duties. We estimate that the Trustees’ fees will total approximately $[______] in the Liquidating Trust’s first year.

The Trustees will be authorized to engage the services of other professionals to assist it in managing the Liquidating Trust’s affairs. Upon the Conversion Date, the current Administrator Consulting Agreement between the Company and 1100 Capital Consulting, LLC (a Nebraska limited liability company that has provided our CEO and CFO since December 2015) will terminate. It is anticipated that the Liquidating Trust will engage NBC Trust Company, a Nebraska chartered trust company, controlled by our CEO and CFO, Ben Harris and David Hadani, and 1100 Capital Consulting, LLC. The fees to be paid to 1100 Capital Consulting, LLC for services following the conversion into a Liquidating Trust will be no higher than the fees currently paid by the Company for the same or similar services. Likewise, the fees to be paid to NBC Trust Company will be the same or less than the fees paid to service providers that provide the same or similar services as will be provided by NBC Trust Company. While the amount of time devoted by the Trustees will decrease somewhat as portfolio assets are disposed of, the total expenses of the Liquidating Trust as a percentage of the Liquidating Trust’s value will likely increase as our assets are sold.

We estimate that the Liquidating Trust’s total annual operating expenses, which include the Trustees’ estimated expenses, accounting, directors’ and officers’ insurance and other expenses, will be $[______ - $______]. The Liquidating Trust’s actual operating expenses may be more or less than such estimate.

Under the Liquidating Trust Agreement, Trust Units will not be transferable or assignable, except that they may be assigned or transferred by will, intestate succession, or operation of law; provided that the executor or administrator of the estate of a holder of Trust Units may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber the Trust Units held by the estate of such holder if necessary in order to borrow money to pay estate, succession or inheritance taxes or to pay the expenses of administering the estate of the holder upon written notice to and upon written consent of the Trustees. The Trust Units will not be certificated. Trust Units will not be listed on any exchange or quoted on any quotation system, and the Liquidating Trust Agreement provides that neither the Trustees nor anyone associated with the Liquidating Trust may take any action to facilitate or encourage any trading in Trust Units.

10

The Liquidating Trust’s activities will be specifically limited to conserving, protecting and selling its assets and distributing the proceeds therefrom, including holding such assets for the benefit of the holders of Trust Units, enforcing the rights of the holders of Trust Units, temporarily investing such proceeds and collecting income therefrom, providing for the liabilities of the Liquidating Trust, making liquidating distributions to the holders of Trust Units, and taking such other actions as may be necessary to conserve and protect the assets of the Liquidating Trust. The Trustees will have sole authority to value the Liquidating Trust’s assets, and while there are no plans to do so, it is possible that the Trustees could sell a portion of the portfolio to an affiliate of the Company (subject to the terms of the Liquidating Trust Agreement and applicable law), which could present a conflict of interest.

The Trustees will be responsible for conserving the Liquidating Trust’s assets, under duties imposed by applicable law. Since the portfolio assets are represented by financial instruments, we anticipate that the Liquidating Trust will vault the assets in NBC Trust Company’s headquarters in Lincoln, NE. In the event the Trustee elects to hold the Liquidating Trust’s assets with a different institution, the Liquidating Trust will report the same by filing a report on Form 8-K.

To the extent the Trustee invests income and proceeds prior to distribution or invests cash retained to meet the Liquidating Trust’s expenses and liabilities, such investments will be made in (i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof; (ii) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof; or (iii) other temporary investments not inconsistent with the Liquidating Trust’s status as a liquidating trust for federal income tax purposes.

After receipt of stockholder approval to the Plan, but prior to the effective time of the conversion of the Company into the Liquidating Trust, certain equity investments and cash will be transferred to a newly-formed subsidiary corporation of the Company (the “Liquidation Corporation”) to facilitate the preservation of value and sale of such equity investments during the liquidation. Within the context of liquidating the investments, Board desires that the Liquidation Corporation be eligible to defend the Liquidating Trust’s indirect ownership percentage in the portfolio investments from dilutive events and to exercise the rights of first refusal the Company currently holds.

The Company, and following the Conversion Date, the Liquidating Trust, will own less than 80% of Liquidation Corporation based upon guidelines for the Liquidating Trust to qualify as a liquidating trust and treated as a grantor trust for federal income tax purposes. At this time the Company has not identified the portfolio assets that will be transferred into the Liquidation Corporation, the owner of the minority interest in the Liquidation Corporation, or the terms on which the owner of the minority interest will acquire its interest. The Company will determine the portfolio assets to be transferred to the Liquidation Corporation prior to the Conversion Date based on (i) the approvals required from and consents obtained from the issuers of securities currently held in the Company’s portfolio, (ii) the interests of the owner of the minority interest in the Liquidation Corporation, subject to negotiation, (iii) consideration that such transfer not constitute a transfer of all or substantially all the assets of the Company under Maryland law, and (iv) the stability and outlook of the portfolio investments. After the formation of the Liquidation Corporation and conversion of the Company into the Liquidating Trust, the Liquidating Trust shall then proceed with the Plan for orderly liquidation and distribution of the Company’s portfolio assets in accordance with the Liquidating Trust Agreement and the Investment Objective.

11

The Liquidating Trust will terminate upon payment to the holders of Trust Units of all of the Liquidating Trust’s assets and in any event upon the third anniversary of the Conversion Date. The life of the Liquidating Trust may, however, be extended to more than three years if the Trustees of the Liquidating Trust then determine that an extension is reasonably necessary to pay or make provision for then known liabilities, actual or contingent. Consistent with past grants of no-action relief by the SEC staff, the Liquidating Trust may need to apply for no-action relief from the SEC staff if the term of the Liquidating Trust’s term must be extended. No assurance can be given that the Liquidating Trust would be able to obtain such extension if needed, and therefore the Liquidating Trust may be required to incur additional expenses (e.g., audit, compliance costs, insurance, costs associated with additional public filings) if its term is extended.

Under the terms of the Liquidating Trust Agreement, holders of a majority of Trust Units may require the Trustees to call a meeting of the holders of the Trust Units. Holders of more than two-thirds of the aggregate Trust Units may vote to remove a Trustee of the Liquidating Trust. If a Trustee is removed or resigns, holders of a majority of Trust Units shall constitute a quorum at a meeting of Beneficiaries and a successor Trustee will be appointed by the Beneficiaries holding Trust Units representing a majority of the total Trust Units present at the meeting, in person or by proxy. Holders of a majority of the Trust Units may also vote to amend the Liquidating Trust Agreement, provided that no amendment may lower the supermajority voting requirements with respect to removal of a Trustee, increase the potential liability of the Trustees without the written consent of the Trustees, permit the Trustees to engage in any prohibited activities, affect the holders of Trust Units’ rights to receive their pro-rata share of property held by the Liquidating Trust at the time of final distribution, or jeopardize the status of the Liquidating Trust as a “liquidating trust” for federal, state or local income tax purposes.

Consistent with the Precedent discussed above, the Liquidating Trust will file with the SEC annual reports showing the assets and liabilities of the Liquidating Trust at the end of each calendar year and its receipts and disbursements for the period. The annual reports will also describe the changes in the Liquidating Trust’s assets during the reporting period and the actions taken by the Trustees during the period. The financial statements contained in such reports will be prepared in accordance with generally accepted accounting principles; however, consistent with the Precedent discussed above, it is not contemplated that the financial statements will be audited by independent public accountants. The annual reports will be filed with the SEC under cover of Form 10-K using the Company’s SEC file number. Additionally, consistent with the Precedent discussed above, the Liquidating Trust will file with the SEC a current report under cover of Form 8-K using the Company’s SEC file number whenever an event occurs for which Form 8-K requires such report to be filed for the Liquidating Trust or whenever, in the opinion of the Trustees, any other material event relating to the Liquidating Trust’s assets has occurred. You will be able to access such information once it is filed at the SEC’s website at www.sec.gov. It is not presently contemplated that the Liquidating Trust would file quarterly reports under cover of Form 10-Q.

12

Your Rights as a Trust Unit Holder Compared to Your Rights as a Stockholder

If the proposals in this proxy statement are adopted and the Company is converted into the Liquidating Trust and Trust Units are distributed to the Company’s stockholders, Trust Unit holders will have rights that differ from those enjoyed as a the Company’s stockholder. For example, when the Company is no longer governed by the Maryland General Corporation Law (the “MGCL”), your ability to make claims against the Liquidating Trust will be limited and you will no longer be able to bring claims as a stockholder. Further, management of the Liquidating Trust will be solely in the hands of the Trustees, which can only be removed upon the approval of the holders of 2/3 of the Trust Units; and only holders of a majority of Trust Units may take action under the Liquidating Trust to call a meeting of Beneficiaries, unlike the Company, which must hold a stockholders’ meeting every year. Finally, the chief difference a Trust Unit holder will have from owning the Company’s stock is that the Trust Units are not transferrable, they will not be listed, there will be no trading and no market quotations will be available.

With regard to other rights, Trust Unit holders will enjoy similar rights under the Liquidating Trust Agreement and the Maryland Statutory Trust Act as are enjoyed as an owner of the Company’s stock. For example, as with the Company’s stock, holders of each Trust Unit will enjoy one vote per Trust Unit, are entitled to minimum notice before any meeting of Beneficiaries, are entitled to a pro-rata share of the Liquidating Trust’s assets, and are not liable in tort, contract or otherwise in connection with the Liquidating Trust’s assets or affairs.

Though more relevant to the direct question presented in PROPOSAL 1, because the Liquidating Trust would be operated so that it is not an “investment company” under the 1940 Act, holders of Trust Units will not enjoy the protections afforded them as the Company’s stockholders, including the requirements that (i) we not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act (“qualifying assets”), unless at the time the acquisition is made qualifying assets represent at least 70% of the Company’s total assets; (ii) we offer to extend significant managerial assistance to our portfolio securities that count as qualifying assets; (iii) the Board consist of a majority of independent directors, (iv) we not engage in transactions with affiliated parties except under certain circumstances; (v) we not change the nature of our business or our fundamental investment policy without the approval of a majority of our stockholders; (vi) our assets be held with a qualified custodian, (vii) we obtain fidelity bond protection, (viii) we maintain a minimum amount of assets compared to our debt, (ix) limit our ability to issue senior securities, and (x) we not issue stock below NAV without stockholder approval; among other things.

Federal Income Tax Considerations

The following is a summary of certain material United States federal income tax consequences that are generally applicable to our stockholders and are expected to occur as a result of the conversion of the Company to the Liquidating Trust (the “Conversion”) and related actions following approval of PROPOSAL 1, PROPOSAL 2 and PROPOSAL 3. This summary is based on the provisions of the Code, the Treasury Regulations promulgated thereunder, judicial decisions, administrative rulings and other legal authorities, all as of the date hereof and all of which are subject to change, possibly with retroactive effect. The Company has not requested a ruling from the Internal Revenue Service (the “IRS”) or opinion of counsel concerning the United States federal income tax consequences of the Conversion and there can be no assurance that the IRS will not challenge one or more of the legal conclusions discussed this tax disclosure.

13

This discussion is included for general information purposes only, does not address any income tax consequences arising under the laws of any state, local or foreign jurisdiction or any estate, gift, excise or other non-income tax consequences, and may not address U.S. federal income tax considerations that may be relevant to holders of shares who, in light of their particular investment or tax circumstances, may be subject to special tax rules, including stockholders who are not citizens or residents of the United States or who have tax exempt status for U.S. income tax purposes (such as qualified retirement plans and 501(c)(3)) organizations. Further, the federal income tax consequences of the Conversion to a specific stockholder will depend upon the circumstances of the individual stockholder. For these reasons, you should consult your own tax advisors to determine the United States federal income tax consequences to you as a result of the Conversion.

Federal Income Tax Consequences to the Company

The Company has been taxed as a registered investment company (“RIC”) under Subchapter M of the Code due to the Company’s prior election to be regulated as a BDC. As a result, the Company generally is not taxed on income that it earns or on net capital gains, provided that appropriate distributions are made to the Stockholders and the Company satisfies certain other requirements. The Company expects that it will continue to be treated as a RIC through the Conversion, so that it would not be taxed on income or gains realized during the taxable year of the Conversion, including as a result of the Conversion.

Consequences of Forming Liquidation Corporation

Prior to the Conversion, the Company intends to form the Liquidation Corporation as described above. The Company will contribute to the Liquidation Corporation certain investments which require some ongoing management in order to preserve the value of, and facilitate the sale of, the investments, along with some cash in an amount to be determined. The Company will hold less than 80% of the stock in the Liquidation Corporation. Depending upon the selection of assets to be contributed to the Liquidation Corporation by the Company and upon the terms by which the minority owner acquires its interest in the Liquidation Corporation, the losses available to the Company or the Liquidation Corporation following its formation may be reduced. Generally, the Company expects to form the Liquidation Corporation in a manner that either is tax free to the Company or results in the recognition of losses by the Company. However, under certain circumstances, to the extent the investments transferred to the Liquidation Corporation have built-in losses, the basis of the Liquidation Corporation in those assets, and the Company’s basis in the stock of the Liquidation Corporation, could be reduced so that it does not exceed the fair market value of the transferred assets.

14

The Conversion

The Conversion will constitute a liquidation of the Company for federal income tax purposes, assuming that the formation of the Liquidation Corporation is not recast as a “liquidation-reincorporation” transaction. Assuming also that the Liquidating Trust is treated as a grantor trust as described below, the federal income tax treatment of the Conversion will be determined as if the Company distributed its net assets to the stockholders in exchange for their shares. The Company will recognize gain or loss as if it had sold its assets at fair market value. Assuming that the Company continues to qualify as a RIC through the Conversion, the Company does not expect to be taxed on any ordinary income it earns or any net capital gain it realizes from the deemed sale of its assets resulting from the Conversion. If the IRS were to determine that the Company did not continue to qualify as a RIC through the Conversion, the Company would recognize gain or loss on the Conversion equal to the difference between the fair market value of its net assets and the Company’s adjusted basis in those assets (taking into account any basis adjustment resulting from the formation of the Liquidation Corporation). Assuming sufficient assets with built-in losses remain outside of the Liquidation Corporation and based upon the Company’s determination of the value of its assets and the Company’s existing tax loss carryforwards, the Company believes that any federal income tax liability imposed on the Company as a result of the Conversion would be negligible. If the formation of the Liquidation Corporation is recast as a “liquidation–reincorporation transaction,” stockholders might not recognize losses on the Conversion. The Company intends to establish the Liquidation Corporation in a manner so there is limited risk that the Conversion will be recast as a “liquidation-reincorporation” transaction.

Tax Treatment of Liquidating Trust

The Liquidating Trust is intended to qualify as a grantor trust for federal income tax purposes such that the separate existence of the Liquidating Trust will be ignored and each stockholder will be treated as owning its proportionate share of each asset held by the Liquidating Trust. To qualify as a grantor trust, the trustees of a trust may have only limited investment powers, and may not have the power to conduct any business activities. The IRS has established certain requirements that a liquidating trust must satisfy to obtain a ruling that it qualifies as a grantor trust. The Liquidating Trust Agreement has been prepared in substantial compliance with the requirements established by the IRS to obtain a ruling, although the Company does not intend to seek a ruling with respect to the Liquidating Trust. Among these requirements is that the trust does not receive transfers of stock that represent 80% or more of the stock of the issuer. The Liquidating Trust will receive the stock of the Liquidation Corporation and the stock in the remaining portfolio companies held by the Company, but the Liquidating Trust will implement available measures to limit its holdings to less than 80% of the stock of each such company. The Liquidating Trust will own its stock in the Liquidation Corporation and the stock in the remaining portfolio companies in the course of the orderly dissolution of the Liquidating Trust in a manner that it believes is consistent with the requirement that a liquidating trust not be operated as an ongoing business. Thus, the Company expects that the Liquidating Trust will be treated as a grantor trust, although the IRS is not bound by any position taken by the Company or the Liquidating Trust.

Assuming that the Liquidating Trust qualifies as a grantor trust, the Liquidating Trust will not be a separate taxable entity, and thus will not recognize income, gain or loss upon the Conversion or upon any future income or gains, including any gains realized on the sale of its assets. Instead, the stockholders would bear the tax consequences of the Conversion, as described below.

While the Company believes that the Liquidating Trust will qualify as a grantor trust upon the Conversion, if the Liquidating Trust does not qualify as a grantor trust, it could be taxed as a corporation for federal income tax purposes, so that the Liquidating Trust would pay tax on any income or gains it realizes, any transfer of assets or cash distributions by the Liquidating Trust to the beneficiaries could be taxable to the beneficiaries with no corresponding deduction for the Liquidating Trust. This would reduce the after-tax value of an interest in the Liquidating Trust.

15

Federal Income Tax Consequences to Stockholders

Gain and Loss Recognized by Stockholders Upon Conversion

Assuming that the Liquidating Trust qualifies as a grantor trust that is disregarded for federal income tax purposes, each stockholder will be deemed for federal income tax purposes to receive and become the owner of such stockholder’s proportionate share of the assets held by the Company immediately prior to Conversion (although a stockholder will not actually hold such assets). As a result, the Conversion will be treated for federal income tax purposes as if the Company distributed all of its remaining assets, including shares in the Liquidation Corporation and the shares in the portfolio companies that the Company owns directly, each subject to the Company’s liabilities, to the stockholders in exchange for their shares of the Company’s Common Stock. A stockholder will recognize taxable gain or loss on these deemed distributions equal to the difference between (i) the stockholder’s pro rata share of the fair market value, net of liabilities, of the assets of the Company (including cash balances), measured at the time of the transfer, and (ii) the stockholder’s adjusted basis in the Company’s Common Stock, even though the stockholder does not actually receive any actual ownership interest in such assets. A stockholder who recognizes income or gain on the Conversion could be subject to tax even if the stockholder does not receive the cash necessary to pay the tax on any income or gain. This gain or loss will be capital gain or loss for the stockholder if the shares of Common Stock were a capital asset in the hands of the stockholder. Any capital gain or loss will be long-term capital gain or loss if the stockholder held the shares of the Company’s Common Stock for more than one year. Capital gain is currently subject to favorable tax rates for individuals.

Stockholders will compute gain or loss on a “per share” basis. The deemed distribution by the Company to a stockholder of the stockholder’s pro rata share of the Company’s assets as a result of the Conversion will be allocated proportionately to each share of stock owned by the stockholder. Gain will be recognized by reason of the Conversion only to the extent that the aggregate value of the deemed distributions to a stockholder (i.e. the fair market value of net assets deemed transferred to the stockholders) with respect to a share exceeds the stockholder’s adjusted basis in that share. Loss will be recognized to the extent the aggregate value of the deemed distributions with respect to a share is less than the stockholder’s adjusted basis in that share.

In order to assist the stockholders with their income tax reporting obligations, the Company will provide stockholders with Form 1099-B stating the stockholder’s share of the net value of the assets held by the Company upon Conversion. However, there is no assurance that the IRS will accept the Company’s valuation or that the valuation will not otherwise prove to be incorrect. If the subsequently determined net value of the assets held by the Company at the time of the Conversion is greater than the Company’s prior determination of that value, the difference will be treated as additional gain (or reduced loss). Conversely, if the subsequently determined value of amounts distributed by the Company is less than the Company’s prior determination of that value, then the amount of gain previously recognized would be reduced (or the prior loss increased).

Basis and Holding Period

A stockholder (or Beneficiary) will have an initial tax basis in his or her pro-rata share of each of the assets of the Liquidating Trust equal to the fair market value of the pro rata share of each Company asset treated as distributed to the stockholder. The holding period of a stockholder (or Beneficiary) in his or her pro-rata share of the assets of the Liquidating Trust will commence on the day of the Conversion.

16

Gain and Loss from Ongoing Operations of the Liquidating Trust

Assuming that the Liquidating Trust qualifies as a grantor trust so that each Beneficiary is deemed to own its respective proportionate share of the assets of the Liquidating Trust, the Liquidating Trust will not be subject to entity level tax. Because the Beneficiaries will be deemed to directly own a proportionate share of the assets held by the Liquidating Trust (i.e. a proportionate share of the stock in the Liquidation Corporation and of the stock in each portfolio company held directly by the Liquidating Trust), and each Beneficiary will include the Beneficiary’s proportionate share of any income, expenses, gains or losses recognized with respect to those assets in the year incurred. These items will have the same character in the hands of the Beneficiaries that they would have had if recognized directly by the Beneficiary. For example, upon the sale by the Liquidating Trust of any asset for cash, each Beneficiary will be treated for federal income tax purposes as if it had sold its share of the asset for its share of the cash received by the Liquidating Trust and any liabilities assumed (without regard to whether the Beneficiary actually receives any cash), and will calculate its gain or loss based upon its basis in its share of the asset sold, and thereafter be treated as owner of its share of any cash received. The gain or loss will be capital gain or loss if the Beneficiary’s share of the Liquidating Trust’s assets are capital assets, and will qualify as long term if the asset sale occurs more than one year after the Conversion. Because the existence of the Liquidating Trust is disregarded for federal income tax purposes and the Beneficiaries are treated as owning their respective shares of the Liquidating Trust’s assets, distributions of such assets (including cash) from the Liquidating Trust will not have separate tax consequences, and the Beneficiaries will not recognize gain or loss upon such distributions from the Liquidating Trust. In order to assist the Beneficiaries with their income tax reporting obligations on behalf of the Liquidating Trust, the Liquidating Trust will provide Beneficiaries with an annual Grantor Trust Letter informing each Beneficiary of its share of the income, gain, or loss with respect to the assets of the Liquidating Trust for the year. The Trustees are not required to make any distributions to the Beneficiaries to fund the payment of any tax liabilities related to any such gain.

Operations of and Distributions from the Liquidation Corporation

The Liquidation Corporation will be a corporation whose income is taxed under Subchapter C of the Code at a maximum rate of 35 percent, and will be subject to tax on any income or gains realized from the investments transferred to it by the Company, or from the sale or other disposition of those investments. The Liquidation Corporation is not required to make distributions to the Liquidating Trust.

Because the Liquidating Trust will hold stock in the Liquidation Corporation, each Beneficiary will be treated for federal income tax purposes as if it owns directly its respective pro rata portion of the shares in the Liquidation Corporation held by the Liquidating Trust. Thus, the Beneficiaries may recognize income, gain or loss on any distributions from the Liquidation Corporation to the Liquidating Trust, without regard to whether the Liquidating Trust makes corresponding distributions to the Beneficiaries. Non-liquidating distributions from the Liquidation Corporation to the Liquidating Trust generally will be dividend income to a Beneficiary to the extent the Liquidation Corporation has earnings and profits, and otherwise will be treated as a return of capital. Liquidating distributions from the Liquidation Corporation will cause a Beneficiary to recognize gain (or loss) to the extent that the liquidation proceeds exceed (or are less than) the basis of the Beneficiary in the proportionate share of the stock in the Liquidation Corporation that the Beneficiary is treated as owning. If the Liquidating Trust sells shares in the Liquidation Corporation, each Beneficiary will recognize gain (or loss) to the extent that the Beneficiary’s pro-rata share of the amount realized exceeds (or is less than) the Beneficiary’s adjusted basis in the pro-rata share of the shares sold by the Liquidating Trust.

17

Cash Distributions From the Liquidating Trust

Generally, a Beneficiary will not recognize income or gain upon the receipt of cash distributions from the Liquidating Trust, including the Special Distribution, because the Beneficiary is already deemed to hold such cash. As stated in “Gain and Loss from Ongoing Operations of the Liquidating Trust,” cash distributions from the Liquidating Trust will not be a separate taxable event. In the case of the Special Distribution, the distribution will be funded with cash balances held by the Company at the time of the Conversion, and for federal income tax purposes each Beneficiary will be treated as receiving its proportionate share of such cash balances as a result of the Conversion, and such amounts should be taken into account by the Beneficiary in determining the gain or loss upon the Conversion, so receipt of the Special Distribution should not have further federal income tax consequences.

Information Reporting and Backup Withholding

In general, payments of cash made to a stockholder pursuant to the Plan of Liquidation may, under certain circumstances, be subject to information reporting and backup withholding at the applicable rate (currently, 28%), unless such holder (i) properly establishes a basis for exemption or (ii) provides a correct taxpayer identification number (“TIN”), or certifies that it is awaiting a TIN, and certifies that the holder is not subject to backup withholding on IRS Form W-9, and otherwise complies with the backup withholding rules. Backup withholding is not an additional tax; rather, the amount of backup withholding is treated as an advance payment of a tax liability and a stockholder’s U.S. federal income tax liability will be reduced by the amount withheld. In order to assist the Beneficiaries with their income tax reporting obligations on behalf of the Liquidating Trust, the Liquidating Trust will provide Beneficiaries with an annual Grantor Trust Letter informing each Beneficiary of its share of the income, gain, or loss with respect to the assets of the Liquidating Trust for the year.

The above discussion is intended to provide only a summary of certain material U.S. federal income tax consequences of the Conversion, and is not intended to be a complete analysis or description of all such potential United States federal income tax consequences. This summary is not a substitute for personal tax advice. We strongly urge you to consult your tax advisor to determine your particular federal, state, local or foreign income or other tax consequences resulting from the merger, in light of your individual circumstances.

Approval Required

If PROPOSALS 1 and 2 are approved, the Company intends to adjourn the Special Meeting in order to permit time to voluntarily delist the Company from NASDAQ and to begin the process of implementing the Company’s withdrawal of its election to be regulated as a BDC under the 1940 Act. The Company will reconvene the Special Meeting upon the effectiveness of the Company’s delisting from NASDAQ, such that the Company’s securities will no longer be deemed “Covered Securities” under Section 18 of the Securities Act of 1933, as amended, and per the Articles this PROPOSAL 3 will require the affirmative vote of a majority of the outstanding shares entitled vote at the Special Meeting.

18

If PROPOSALS 1 and 2 are not approved, per the Articles, PROPOSAL 3 would require the affirmative vote of 80% of the outstanding shares entitled to vote at the Special Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO AUTHORIZE THE PLAN OF LIQUIDATION TO CONVERT THE COMPANY INTO A LIQUIDATING TRUST FOR THE PURPOSE OF LIQUIDATING AND DISTRIBUTING THE COMPANY’S ASSETS, AS PROVIDED IN THIS PROPOSAL 3.

19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 28, 2016, the beneficial ownership of each current director, the Company’s executive officers, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D and 13G filings by such persons with the SEC and other information obtained from such persons, if available.

As of April 28, 2016, we did not have any outstanding shares of preferred stock, any outstanding securities which are convertible into our common stock or any outstanding options or warrants to acquire our common stock. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the following table has sole voting and investment power and has the same address as the Company. The Company’s address is 128 N. 13th Street, Suite 110, Lincoln, Nebraska 68508.

Name of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)

Directors
Richard Cohen	2,647	*
Andrew Dakos	1,121,332	11.60%
Gerald Hellerman	-	-

Executive Officers
Ben H. Harris, Chief Executive Officer and President	14,200	0.15%
David M. Hadani, Chief Financial Officer and Secretary	2,000	*
Stephanie L. Darling, Chief Compliance Officer	-	*

Directors and executive officers as a group	1,140,179	11.75%

5% or More Stockholders
Bulldog Investors, LLC(3)	1,121,332	11.60%
Rivernorth Capital Management, LLC (4)	553,048	5.72%

*Represents less than 0.15%.

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(2) Based on a total of 9,670,076 shares of the Company’s common stock issued and outstanding as of April 28, 2016.

(3) Based on Amendment #4 to Schedule 13D filed with the SEC on July 24, 2015 and information provided by Bulldog Investors, LLC, Phillip Goldstein, Andrew Dakos and Steven Samuels own Bulldog Investors, LLC, a registered investment advisor, whose principal address is 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663. As of April 20, 2016, Bulldog Investors, LLC is deemed to be the beneficial owner of 1,121,332 shares of the Company solely by virtue of Bulldog Investors LLC’s power to direct the vote of, and dispose of, these shares. These 1,121,332 shares of the Company include 622,348 shares that are beneficially owned by the following entities over which Messrs. Goldstein, Dakos and Samuels exercise control: Opportunity Partners LP, Calapasas West Partners LP, Full Value Special Situations Fund, LP, Full Value Offshore Fund, Ltd., Full Value Partners, LP, Opportunity Income Plus, LP, and MCM Opportunity Partners, LP (collectively, “Bulldog Investors Group of Funds”). Bulldog Investors Group of Funds may be deemed to constitute a group. All other shares included in the aforementioned 1,121,332 shares of the Company beneficially owned by Bulldog Investors LLC (solely by virtue of its power to sell or direct the vote of these shares) are also beneficially owned by clients of Bulldog Investors, LLC who are not members of any group. The total number of these “non-group” shares is 498,984 shares. Bulldog Investors, LLC has sole power to dispose of and vote 622,348 shares. Bulldog Investors, LLC has shared power to dispose of and vote 498,984 shares. Certain of Bulldog Investors, LLC’s clients (none of whom beneficially own more than 5% of the Company’s shares) share this power with Bulldog Investors, LLC. Messrs. Goldstein, Dakos and Samuels are control persons of Bulldog Investors, LLC.

20

(4) Based on Schedule 13G filed with the SEC on February 16, 2016. Rivernorth Capital Management, LLC has sole voting power and sole dispositive power over 553,048 shares of the Company’s stock. Rivernorth Capital Management, LLC’s principal address is 128 N. 13th Street, Suite 1100, Lincoln, NE 68508.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Special Meeting. If any matters come before the Special Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting.

ADDITIONAL INFORMATION

Principal Executive Offices

Our principal executive offices are located at 128 N. 13th Street, Suite 1100, Lincoln, Nebraska 68508. You may also reach us at (402) 261-5345.

Administrator

1100 Capital Consulting, LLC serves as our administrator, performing the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, book keeping, fund accounting and record keeping services.

No Appraisal Rights

No appraisal rights are available under the Maryland General Corporation Law or under our Articles, or by-laws with respect to any proposal herein. Accordingly, we have not made any provision for any unaffiliated stockholders to receive access to our corporate files, obtain counsel or appraisal services at our expense.

Expenses of Solicitation of Proxies

The Company will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders, and the proxy card. In addition to the solicitation of proxies by the use of mail, proxies may be solicited in person and by telephone or facsimile transmission by the directors and officers of the Company. The Board has authorized the appointment of [__________] as the Company’s proxy solicitor to solicit proxies on the Company’s behalf at an estimated fee of [$_______], plus expenses.

Financial Reports

Our financial statements and related financial information required by Item 13 of Schedule 14A under the 1934 Act are incorporated herein by this reference to our Annual Report for the fiscal year ended December 31, 2015 (“Annual Report”) and the financial statements in our subsequent interim periodic reports filed in Forms 10-Q or 8-K through the Conversion Date.

21

A copy of our most recent interim report on Form 10-Q, our Annual Report for the fiscal year ended December 31, 2015, filed with the SEC on Form 10-K, as may be amended from time to time, excluding exhibits, and any other interim report containing financial statements we file with the SEC, will be mailed to stockholders without charge upon written request to Secretary, Crossroads Capital, Inc., 128 N. 13th Street, Suite 1100, Lincoln, Nebraska 68508 or by calling (402) 261-5345. Such requests must set forth a good faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on the Record Date.

Please date, sign and return the proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings and telephone solicitations.

By Order of the Board

David M. Hadani,
Secretary

Lincoln, Nebraska
[___________], 2016

22

Appendix A

PLAN OF LIQUIDATION

This Plan of Liquidation (the “Plan”), dated as of [_____], 2016, of Crossroads Capital, Inc., a Maryland corporation (the “Company”), is intended to accomplish the complete liquidation and conversion of the Company in accordance with the Maryland General Corporation Law.

RECITALS

WHEREAS, the Company has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Company has sought the approval of its stockholders to withdraw its election as a BDC under the 1940 Act and prior to the approval of this Plan by the Company’s stockholders will have delisted its securities from NASDAQ in order to preserve capital and maximize stockholder value by limiting the operating expenses associated with the election to be regulated as a BDC and as a Company listed on a national securities exchange;

WHEREAS, the Board of Directors of the Company (“Board”) has determined that it is in the best interest of the Company to complete the liquidation and conversion of the Company, pursuant to the adoption of this Plan;

WHEREAS, in furtherance hereof, upon approval of the Plan by the holders of a majority of the outstanding stock of the Company entitled to vote at a special meeting of the stockholders, the Company shall (1) file Form N-54C with the Securities and Exchange Commission (the “SEC”) to withdraw its election as a BDC; (2) file Articles of Conversion with the State Department of Assessments and Taxation of the State of Maryland in order to convert the Company into Crossroads Liquidating Trust, a Maryland statutory trust (the “Liquidating Trust”), with NBC Trust Company as its trustee (the “Trustee”) to distribute all of the cash and net cash proceeds from the sale of the Company’s portfolio assets to the stockholders of the Company as beneficiaries under the Liquidating Trust; and (3) pursuant to the terms of the Liquidating Trust Agreement, attached hereto as Exhibit A (the “Liquidating Trust Agreement”), record (in the name of each holder of record) a unit of beneficial interest in the Liquidating Trust for each share of the Company’s common stock held by such stockholder at the time of conversion;

WHEREAS, in furtherance of the liquidation and conversion of the Company as described herein, the Board has approved this Plan; and

WHEREAS, upon approval of this Plan by the Board, the Company shall call a special meeting of its stockholders (the “Special Meeting”) to consider the Plan and shall file with the SEC a proxy statement in connection therewith in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

NOW THEREFORE, upon approval of this Plan by the stockholders of the Company at the Special Meeting, the Board authorizes the following on behalf of the Company:

1.      Simultaneous with the effectiveness of the filing of Form N-54C with the SEC:

1

i.	The Company and the Liquidating Trust shall execute the Articles of Conversion (in the form attached to the Liquidating Trust Agreement), and the Trustee will execute the Certificate of Trust (in the form attached to the Liquidating Trust Agreement), and each shall be filed with the State Department of Assessments and Taxation of the State of Maryland.

ii.	The Company and the Trustee shall enter into, execute and deliver the Liquidating Trust Agreement. The cash and portfolio assets of the Company shall be reserved, liquidated or distributed by the Trustee in accordance with the terms of the Liquidating Trust Agreement.

2.      In reliance on no-action relief precedent established by the SEC and pursuant to the terms of the Liquidating Trust Agreement, the Liquidating Trust shall file annual and current reports with the SEC as though the Liquating Trust were a non-accelerated filer of reports under the Exchange Act.

3.      The Liquidating Trust shall procure insurance sufficient to indemnify the Board and the Company’s officers, directors, employees and agents in accordance with the Company’s Articles of Amendment and Restatement, as amended, its Amended and Restated Bylaws and any contractual arrangements, for actions taken in connection with this Plan and the Company’s conversion into the Liquidating Trust.

4.      If for any reason the Board determines that such action would be in the best interests of the Company, it may amend or modify the Plan and the actions contemplated hereunder, subject to the approval of the Stockholders, if required.

5.      The Company may take any and all other actions deemed required, necessary or desirable by the Company to complete the liquidation and conversion of the Company, including but not limited to, the formation of, and transfer of assets to, one or more subsidiary entities, and the execution and delivery of any and all agreements, certificates, instruments or other documents deemed required, necessary or desirable in connection therewith by counsel to the Company.

[The remainder of this page is left intentionally blank.]

2

IN WITNESS WHEREOF, the Board has unanimously executed this Plan as of the date first set forth above.

CROSSROADS CAPITAL, INC.

By:
Andrew Dakos, Chairman of the Board

3

Exhibit A

LIQUIDATING TRUST AGREEMENT

THIS LIQUIDATING TRUST AGREEMENT (this “Agreement”) is dated as of _________________, 2016 (the “Effective Date”), by and among Crossroads Capital, Inc. (the “Company”), and [_____], [______] and [______] (collectively, and including any successors thereto, the “Trustees”).

RECITALS

WHEREAS, the Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended;

WHEREAS, the Board of Directors of the Company (“Board”) has determined that it is in the best interest of the Company to convert the Company into a Maryland statutory trust (the “Conversion”) and liquidate the Company’s presently owned assets in a liquidating trust;

WHEREAS, the statutory trust (the “Trust”) to be created by the filing of the Articles of Conversion (as hereinafter defined) and a Certificate of Trust (as hereinafter defined) with the State Department of Assessments and Taxation of the State of Maryland under Section 12-204 of the Maryland Statutory Trust Act (the “Maryland Act”) is intended to be such liquidating trust, with the Trustees serving as the initial trustees; and

WHEREAS, following the Conversion, the Trustees shall administer the Trust pursuant to the terms of this Agreement in order to liquidate the Trust Assets and, upon satisfaction of all related liabilities and obligations, to distribute the residue of the proceeds of the liquidation in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I
NAMES; DEFINITIONS; PRINCIPAL OFFICE; RESIDENT AGENT

1.1      Name. The Trust shall be known as “Crossroads Liquidating Trust”.

1.2      Defined Terms. Terms used but not otherwise defined in this Agreement shall be defined as follows unless the context otherwise requires:

(a)          “Administrator” means 1100 Capital Consulting, LLC, or such other person selected by the Trustees to act as successor to the duties of 1100 Capital Consulting, LLC.

(b)          “Affiliate” of any Person means any entity that controls, is controlled by, or is under common control with such Person. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise.

1

(c)          “Agreement” shall mean this instrument as originally executed or as it may from time to time be amended pursuant to the terms hereof.

(d)          “Articles of Conversion” shall mean the articles of conversion in form and substance as Annex A attached hereto.

(e)          “Beneficial Interest” shall mean each Beneficiary’s proportionate share of the Trust Assets determined by the ratio of the number of Units held by such Beneficiary to the total number of Units held by all Beneficiaries.

(f)          “Beneficiary” shall mean each holder of Units.

(g)          “Certificate of Trust” shall mean the certificate of trust in form and substance as Annex B attached hereto.

(h)          “Code” shall have the meaning given to such term in Section 2.2(c).

(i)           “Commission” shall have the meaning given to such term in Section 5.8(b).

(j)           “Conversion Date” shall mean the date of the effectiveness of the Articles of Conversion and Certificate of Trust when filed with the State of Maryland under the Maryland Act.

(k)          “Independent Trustees” means [_______], [_______], and [_______], and any successor thereto the Trustees deem in their good-faith determination to not have a relationship with the Trust that would interfere with the exercise of independent judgement in carrying out the responsibility of an Independent Trustee.

(l)           “Liabilities” shall mean all taxes, tax audits and any findings arising from, in connection with or relating thereto, liens, penalties, interest, costs and expenses, unsatisfied debts, damages, losses, claims, liabilities, commitments, suits and any other obligations, whether contingent or fixed or otherwise.

(m)         “NBC Trust Company” shall mean NBC Trust Company, a Nebraska chartered trust company, or such other person selected by the Trustees to act as successor to the duties of NBC Trust Company.

(n)          “Person” shall mean an individual, a corporation, a partnership, an association, a joint stock company, a limited liability company, a trust, a joint venture, any unincorporated organization, or a government or political subdivision thereof.

(o)          “Plan” shall mean that Plan of Liquidation approved by the Company’s Board of Directors on [May 3], 2016.

(p)          “Shares” shall mean the shares of common stock, $0.0001 par value per share, of the Company.

2

(q)          “Stockholders” shall mean the holders of record of the outstanding Shares of the Company immediately prior to the effective time of the Articles of Conversion and Certificate of Trust when filed with the State of Maryland under the Maryland Act.

(r)          “Trust Assets” shall mean all the property (real, personal, tangible or intangible) held from time to time by the Trust and administered by the Trustees under this Agreement.

(s)          “Trust Subsidiary” means any corporation, partnership, limited liability company, joint venture, business trust, real estate investment trust or other organization, whether incorporated or unincorporated, or other legal entity directly owned by the Trust.

(t)           “Units” shall have the meaning given to such term in Section 3.1(a).

1.3      Principal Office in State of Maryland; Resident Agent; Additional Offices. The principal office of the Trust in the State of Maryland shall be located at such place as the Trustees may designate. The address of the principal office of the Trust in the State of Maryland as of the Conversion Date is 351 West Camden Street, Baltimore, MD 21201. The name and address of the resident agent of the Trust in the State of Maryland are The Corporation Trust Incorporated, 351 West Camden Street. Baltimore, MD 21201. The resident agent is a Maryland corporation. The Trust may have additional offices, including a principal executive office, at such places as the Trustees may from time to time determine or the business of the Trust may require.

1.4      Governing Instrument. This Agreement is intended to be a “governing instrument” under 12-207 of the Maryland Act.

Article II
NATURE OF THE TRUST

2.1      Conversion; Creation of Trust. The Trust shall be established upon the Conversion Date, which shall occur upon the effectiveness of the filing of the Articles of Conversion and the Certificate of Trust with the state of Maryland.

2.2      Purpose of Trust.

(a)          The Trust is organized for the sole purpose of liquidating and distributing the proceeds of Trust Assets and in connection therewith to own, administer and realize the value of the Trust Assets for the ultimate purpose of liquidating the Trust Assets and distributing the net proceeds of the Trust Assets, with no objective to continue or engage in the conduct of a trade or business, except as necessary for the orderly liquidation of, and preservation or realization of the value of, the Trust Assets.

(b)          In connection with the foregoing, the Trustees will (i) take such actions as they deem necessary or appropriate to carry out the purpose of the Trust and facilitate such ownership, administration, realization and liquidation of the Trust Assets, (ii) protect, conserve and manage the Trust Assets in accordance with the terms and conditions hereof, and (iii) distribute the net proceeds of the Trust Assets in accordance with the terms and conditions hereof.

3

(c)          It is intended that, for federal, state and local income tax purposes, the Trust shall be treated as a liquidating trust under Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law, and the Beneficiaries shall be treated as the owners of their respective share of the Trust pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the “Code”) and any analogous provision of state or local law, and shall be taxed on their respective share of the Trust’s taxable income (including both ordinary income and capital gains) pursuant to Section 671 of the Code and any analogous provision of state or local law. The Trustees shall file all tax returns required to be filed with any governmental agency consistent with this position, including, but not limited to, any returns required of grantor trusts pursuant to Treasury Regulation Section 1.671-4(a).

2.3      Payment of Liabilities of the Trustees. If any Liability is asserted against any Trustee as a result of the Conversion, such Trustee may use such part of the Trust Assets as may be necessary in contesting any such Liability or in payment thereof, and in no event shall such Trustee, Beneficiaries, officers of the Trust or any subsidiary of the Trust, manager, the Administrator or agents of the Trust be personally liable, nor shall resort be had to the private property of such Persons, in the event that the Trust Assets are not sufficient to satisfy the Liabilities of the Trust.

2.4      Management of Subsidiaries.

(a)          Subject to the terms of any agreements governing the management and operation of any Trust Subsidiary, including without limitation with respect to obligations of the directors, officers, managers, partners or members of any such entity to act in the best interests of the Trust Subsidiary and the equity holders, partners or members of such Trust Subsidiary, the Trustees shall take such actions with respect to the Trust’s direct or indirect interest in each Trust Subsidiary (whether in connection with the Trust’s position as direct or indirect equity owner, partner, member or manager, or as a director, officer, employee or agent of such Trust Subsidiary), and shall, subject to any obligations to any other equity owners, partners or members of a Trust Subsidiary, take all commercially reasonable steps to cause each Trust Subsidiary to take such actions, as are consistent with the purposes and provisions of the Trust and this Agreement.

(b)          The Trustees shall, to the extent not done on or prior to the Conversion Date, and to the extent within their reasonable power and deemed necessary or desirable by the Trustees, amend, or cause to be amended, the operating agreements and other governing documents of each Trust Subsidiary and take such other action to provide that the purpose of such entity is substantially the same as that set forth in Section 2.2, including no objective to continue or engage in the conduct of a trade or business (other than as necessary to realize or preserve the value of its assets) and the expeditious but orderly disposition and distribution of its assets; provided that it shall not be inconsistent with the provisions of this paragraph for any Trust Subsidiary to continue to engage in a trade or business following such time as the Trust has sold all of its interests in such Trust Subsidiary in furtherance of the Plan.

(c)          The Trustees shall do what they can to cause each Trust Subsidiary to distribute to the Trust and to such Trust Subsidiary’s other equity owners, partners or members, if any, in accordance with the governing documents of such Trust Subsidiary, on or before each distribution provided for in Section 5.6 and Section 5.7 such portion of its cash as is deemed necessary by the Trustee to make such distribution pursuant to Section 5.6 or Section 5.7.

4

(d)          The Trustees may serve as partner, member, director, officer, employee or agent of a Trust Subsidiary.

2.5      Management Services Agreements.

(a)          Concurrently with the Conversion, the Trust will enter into a management services agreement with the Administrator to assist in the sale of the Trust Assets, to provide oversight, reporting and administrative services, and such other matters as the parties may agree, in each case on such terms and conditions as may be approved by the Trustees; provided that such services will not overlap with the services provided by NBC Trust Company.

(b)          Concurrently with the Conversion, the Trust will enter into a management services agreement with NBC Trust Company to provide oversight, reporting and administrative services, and such other matters as the parties may agree, in each case on such terms and conditions as may be approved by the Trustees; provided that such services will not overlap with the services provided by the Administrator.

Article III
BENEFICIAL INTERESTS

3.1      Beneficial Interests.

(a)          Pursuant to the Plan, effective upon the Conversion, each outstanding Share shall convert into one unit of uncertificated Beneficial Interest (a “Unit”) in the Trust for each Share then held of record by such Stockholder. Effective upon the Conversion, each Beneficiary shall have a pro rata undivided beneficial interest in the Trust Assets equal to the number of Units owned by such Beneficiary divided by the total number of Units owned by all Beneficiaries.

(b)          The rights of Beneficiaries in, to and under the Trust Assets and the Trust shall not be represented by any form of certificate or other instrument, and no Beneficiary shall be entitled to such a certificate. The Trustees shall maintain, or cause to be maintained, a record of the name and address of each Beneficiary and the aggregate number of Units held by such Beneficiary.

(c)          If any conflicting claims or demands are made or asserted with respect to the ownership of any Units, or if there is any disagreement between the transferees, assignees, heirs, representatives or legatees succeeding to all or part of the interest of any Beneficiary resulting in adverse claims or demands being made in connection with such Units, then, in any of such events, the Trustees shall be entitled, at their sole election, to refuse to comply with any such conflicting claims or demands. In so refusing, the Trustees may elect to make no payment or distribution with respect to such Units, or to make such payment to a court of competent jurisdiction or an escrow agent, and in so doing, the Trustees shall not be or become liable to any of such parties for their failure or refusal to comply with any of such conflicting claims or demands or to take any other action with respect thereto, nor shall the Trustees be liable for interest on any funds which it may so withhold. Notwithstanding anything to the contrary set forth in this Section 3.1(c), the Trustees shall be entitled to refrain and refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final judgment of a court of competent jurisdiction, (ii) all differences have been adjusted by valid written agreement between all of such parties, and the Trustees shall have been furnished with an executed counterpart of such agreement, or (iii) there is furnished to the Trustees a surety bond or other security satisfactory to the Trustees, as they shall deem appropriate, to fully indemnify the Trustees as between all conflicting claims or demands.

5

3.2      Rights of Beneficiaries. Each Beneficiary shall be entitled to participate in the rights and benefits due to such Beneficiary hereunder according to the Beneficiary’s Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement. The interest of each Beneficiary hereunder is declared, and shall be in all respects, personal property and upon the death of an individual Beneficiary, the Beneficiary’s Beneficial Interest shall pass as personal property to the Beneficiary’s legal representative and such death shall in no way terminate or affect the validity of this Agreement; provided, however, the Trustees or their agents shall not be obligated to book a transfer of a deceased Beneficiary’s Beneficial Interest to his or her legal representative until the Trustees shall have received Letters Testamentary or Letters of Administration and written notice of the death of the deceased Beneficiary. A Beneficiary shall have no title to, right to, possession of, management of, or control of, any of the Trust Assets except the right to receive distributions of the net proceeds thereof as, when, and if made as expressly provided herein. No widower, widow, heir or devisee of any person who may be a Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any of the Trust Assets.

3.3      Limitations on Transfer. The beneficial interest of a beneficiary may not be transferred other than by will, intestate succession or operation of law; provided that the executor or administrator of the estate of a Beneficiary may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber, the Beneficial Interest held by the estate of such Beneficiary if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the Beneficiary, upon written notice to and upon written consent of the Trustees, which consent may be withheld in the Trustees’ sole discretion. Units shall not be listed on any exchange or quoted on any quotation system. Neither the Trustees, any Beneficiary nor any employees or agents of the Trustees, if any, may take any action to facilitate or encourage the sale or transfer of any Beneficial Interests, except as permitted in this Section. Furthermore, except as may be otherwise required by law, the Beneficial Interests of the Beneficiaries hereunder shall not be subject to attachment, execution, sequestration or any order of a court, nor shall such interests be subject to the contracts, debts, obligations, engagements or liabilities of any Beneficiary. The interest of a Beneficiary shall be paid by the Trustees to the Beneficiary free and clear of all assignments, attachments, anticipations, levies, executions, decrees and sequestrations and shall become the property of the Beneficiary only when actually received by such Beneficiary.

3.4      Trustees as Beneficiary. Any Trustee, either individually or in a representative or fiduciary capacity, may be a Beneficiary to the same extent as if it were not a Trustee hereunder and shall have all rights of a Beneficiary, including, without limitation, the right to vote and to receive distributions, to the same extent as if it were not a Trustee hereunder.

6

Article IV
DURATION AND TERMINATION OF THE TRUST

4.1      Duration. The existence of the Trust shall terminate upon the earliest of (a) the liquidation and distribution of the net proceeds of all of the Trust Assets as provided in Section 5.7, or (b) the expiration of a period of three years from the Conversion Date. Notwithstanding the foregoing, the Trustees may continue the existence of the Trust beyond the three-year term if the Trustees reasonably determine that an extension is necessary to fulfill the purposes of the Trust.

4.2      Other Obligations of Trustees upon Termination. Upon termination of the Trust, the Trustees shall provide for the retention of the books, records, lists of holders of Units, and files which shall have been delivered to or created by the Trustees, the Administrator, or their respective agents. At the Trustees’ discretion, all of such records and documents may be destroyed at any time after six years following the final distribution with respect to the Trust Assets. Except as otherwise specifically provided herein, upon the final distribution with respect to the Trust Assets, the Trustees shall have no further duties or obligations hereunder; provided, that the Trustees shall execute and deliver such other instruments and agreements as shall be reasonably necessary or required to effect the termination of the Trust.

Article V
ADMINISTRATION OF TRUST ASSETS

5.1      Sale of Trust Assets. The Trustees shall make continuing efforts to dispose of the Trust Assets and cause each Trust Subsidiary to dispose of its assets, to make timely distributions and to not unduly prolong the duration of the Trust. Without limiting the foregoing, and subject to the terms and conditions of this Agreement, the Trustees may, and may cause the Trust, at such times as it deems appropriate, in their discretion, collect, liquidate, reduce to cash, transfer, assign, or otherwise dispose of all or any part of the Trust Assets as they deem appropriate at public auction or at private sale for cash, securities or other property, or upon credit (either secured or unsecured as the Trustees shall determine).

5.2      Efforts to Resolve Claims and Liabilities. Subject to the terms and conditions of this Agreement, the Trustees shall make appropriate efforts to resolve any contingent or unliquidated claims and outstanding contingent Liabilities for which the Trust or any Trust Subsidiary may be responsible, administer and dispose of the Trust Assets as contemplated by this Agreement, make timely distributions to the Beneficiaries, and not unduly prolong the duration of the Trust.

5.3      Continued Collection of Trust Assets. All property that is determined to be a part of the Trust Assets shall continue to be collected by the Trustees and held as a part of the Trust. The Trustees shall hold the Trust Assets without being obligated to provide for or pay any interest thereon to any Beneficiary, except to the extent of such Beneficiary’s share of interest actually earned by the Trust after payment of the Trust’s liabilities and expenses as provided in Section 5.5.

5.4      Restriction on Trust Assets. The Trust shall not receive, or permit any Trust Subsidiary to receive, transfers of, and shall cause to be distributed, any assets prohibited by Revenue Procedure 82-58, 1982-2 C.B. 847 (as amplified by Revenue Procedure 91-15, 1991-1 C.B. 484), as the same may be further amended, supplemented, or modified, including, but not limited to, any listed stocks or securities, any readily-marketable assets, any operating assets of a going business, any unlisted stock of a single issuer that represents 80% or more of the stock of such issuer, or any general or limited partnership interest, it being understood that the interests in the Trust Subsidiaries do not constitute any such assets. The Trustees shall not retain (or permit any Trust Subsidiary to retain) cash in excess of a reasonable amount to meet expenses and Liabilities of the Trust and the Trust Assets (or the Trust Subsidiary and its assets).

7

5.5      Payment of Expenses and Liabilities. The Trustees shall pay from the Trust Assets all expenses and Liabilities of the Trust and of the Trust Assets, including, but not limited to, interest, penalties, taxes, assessments, and public charges of any kind or nature and the costs, charges, and expenses connected with or growing out of the execution or administration of the Trust and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Trust Assets by the Trustees.

5.6      Interim Distributions. At such times as may be determined in their sole discretion, but no less frequently than annually, and in any event within a reasonable period of time following the disposition of Trust Assets, the Trustees shall distribute, or cause to be distributed, to the Beneficiaries, in proportion to the number of Units held by each Beneficiary on the record date for such distribution as determined by the Trustees in their sole discretion, the net proceeds from the disposition of Trust Assets and income from Trust investments, and such other cash or property comprising a portion the Trust Assets as the Trustees may in their sole discretion determine may be distributed. Notwithstanding the foregoing, promptly following the Conversion and subject to the Trustees’ final approval at the time of the Trustees’ determination, the Trustees shall distribute, or cause to be distributed, to the Beneficiaries on the record date for such distribution, an amount of cash of no less than [$______] per Unit.

5.7      Final Distribution. If the Trustees determine that the Liabilities and all other claims, expenses, charges, and obligations of the Trust and the Trust Subsidiaries have been paid or discharged, and all Trust Assets have been liquidated, the Trustees shall, as expeditiously as is consistent with the conservation and protection of the Trust Assets, distribute such share to the Beneficiaries as of the record date of such distribution, in proportion to the number of Units held by each Beneficiary.

5.8      Reports to Beneficiaries.

(a)          As soon as practicable after the Conversion Date, the Trustees will mail, or will cause to be mailed, to each Beneficiary a notice indicating how many Units such person beneficially owns and the names of Trustees and their contact information.

(b)          As soon as practicable after the end of each fiscal year of the Trust on a timeline as though the Trust were a non-accelerated filer of reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the Trust shall file an annual report on Form 10-K with the U.S. Securities and Exchange Commission (the “Commission”) showing the assets and liabilities of the Trust at the end of the applicable calendar year and the receipts and disbursements of the Trust for such period covered by the report. The annual report also will describe the changes in the assets of the Trust and the actions taken by the Trustees during such period covered by the report. The financial statements contained within such annual report need not be audited but will be prepared on a liquidation basis in accordance with generally accepted accounting principles. The Trust also will file current reports on Form 8-K with the Commission whenever an event occurs for which a Form 8-K is required to be filed for the Trust or whenever, in the opinion of the Trustees, in their discretion, any other material event relating to the Trust or its assets has occurred.

8

(c)          The tax year and the fiscal year of the Trust shall end on December 31 of each year, unless the Trustees deem it advisable to establish some other date as the date on which the taxable year of the Trust shall end.

5.9      Federal Income Tax Information. As soon as practicable after the close of each tax year, the Trustees shall mail, or shall cause to be mailed, to each Person who was a Beneficiary during such year, a statement showing, on a per Unit basis, the information necessary to enable a Beneficiary to determine its taxable income (if any) from the Trust as determined for federal income tax purposes. In addition, after receipt of a request in good faith, the Trustees shall furnish to any Person who has been a Beneficiary at any time during the preceding year, at the expense of such Person and at no cost to the Trust, a statement containing such further tax information as is reasonably available to the Trustees and reasonably requested by such Person.

5.10      Books and Records. The Trustees shall maintain in respect of the Trust and the holders of Units books and records relating to the Trust Assets and the income and liabilities of the Trust in such detail and for such period of time as may be necessary to enable the Trustees to make full and proper accounting in respect thereof in accordance with this Article V and to comply with applicable law. Such books and records shall be maintained on a basis or bases of accounting necessary to facilitate compliance with the tax reporting requirements of the Trust and the reporting obligations of the Trustees under Section 5.8. Nothing in this Agreement requires the Trustees to file any accounting or seek approval of any court with respect to the administration of the Trust or as a condition for making any payment or distribution out of the Trust Assets. Beneficiaries and their agents shall be entitled, upon 30 days’ prior written notice delivered to the Trustees, to inspect and copy (at their own expense) during normal business hours the following (and only the following) documents, solely to the extent that such documents are not publicly available on the website of the Commission: (a) this Agreement and all amendments hereto; (b) minutes of the proceedings (if any) of the Beneficiaries; (c) an annual statement of affairs (which may be the annual report contemplated by Section 5.8(a)); and (d) any voting trust agreements on file at the Trust’s principal office; provided that, if so requested, such Beneficiaries shall have entered into a confidentiality agreement satisfactory in form and substance to the Trustees.

5.11     Appointment of Agents, etc.

(a)          The Trustees shall be responsible for the general policies of the Trust and for the general supervision of the activities of the Trust and Trust Subsidiaries conducted by all agents, officers, employees, advisors or managers of the Trust or any of the Trust Subsidiaries. The Trustees shall have the power to appoint, employ or contract with any Person or Persons as the Trustees may deem necessary or proper for the transaction of all or any portion of the activities of the Trust, including appointment of officers of the Trust and the Trust Subsidiaries and the retention of the Administrator and NBC Trust Company under management services agreements, as contemplated by Section 2.5. For purposes of this Agreement, the Administrator and NBC Trust Company shall each be deemed to be an agent of the Trust.

9

(b)         The Trustees shall have the power to determine the terms and compensation of any Person with whom they may contract pursuant to Section 5.11(a).

(c)          No Trustee shall be required to administer the Trust as its sole and exclusive function and a Trustee may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including in competitive business interests, including the rendering of advice or services of any kind to investors or any other Persons and the management of other investments, subject to such Trustee’s obligations under this Agreement and applicable law.

Article VI
BOARD OF TRUSTEES

6.1      Board of Trustees. The Trust and its affairs shall be governed, managed and administered by a Board of Trustees. References in this Agreement to the “Trustees” shall constitute references to the Board of Trustees acting as described in this Article VI, unless the context otherwise requires.

6.2      Number and Qualification of Trustees.

(a)          Subject to the provisions of Section 6.3 relating to the period pending the appointment of a successor Trustee, there shall be three Trustees of this Trust comprising the Board of Trustees, who shall be citizens and residents of, or a corporation or other entity which is incorporated or formed under the laws of, a state of the United States and, if a corporation, it shall be authorized to act as a corporate fiduciary under the laws of the State of Maryland or such other jurisdiction as shall be determined by the Trustees in their sole discretion. The number of Trustees may be increased or decreased from time to time by the Trustees, provided that there shall never be fewer than one Trustee.

(b)          If a corporate Trustee shall ever change its name, or shall reorganize or reincorporate, or shall merge with or into or consolidate with any other bank or trust company, such corporate trustee shall be deemed to be a continuing entity and shall continue to act as a trustee hereunder with the same liabilities, duties, powers, titles, discretions, and privileges as are herein specified for a Trustee.

(c)          A majority of the Trustees shall qualify as Independent Trustees; provided that, if one or more Independent Trustees shall resign or be removed, and pending the filling of the vacancy or vacancies created by such resignation or removal less than a majority of the Trustees are Independent Trustees, the failure of a majority of the Trustees to be Independent Trustees shall not affect the validity of any action taken by the Trustees.

6.3      Resignation and Removal. Any Trustee may resign and be discharged from the Trust by giving written notice to the other Trustees; provided, that if there is only one Trustee at the time of such Trustee’s resignation, then such resigning Trustee may resign and be discharged by making a public notice of the Beneficiaries of such resignation, which may take the form of a press release or the filing with the Commission of a current report on Form 8-K announcing the same. Such resignation shall become effective on the date specified in such notice. Any Trustee may be removed at any time, with or without cause, by Beneficiaries holding in the aggregate more than two-thirds of the total Units held by all Beneficiaries at a meeting of the Beneficiaries duly called for such purpose.

10

6.4      Appointment of Successor. If at any time a Trustee resigns or is removed, dies, becomes mentally incompetent or physically incapable of performing such Trustee’s responsibilities hereunder (as determined by the other Trustees), or is adjudged bankrupt or insolvent, unless the remaining Trustees (if any) shall decrease the number of Trustees comprising the Board of Trustees pursuant to Section 6.2 hereof, or in the event the number of Trustees comprising the Board of Trustees shall be increased pursuant to Section 6.2 hereof, a vacancy shall be deemed to exist and a successor shall be appointed by action of a majority of the remaining Trustees (if any). If (a) such a vacancy is not filled by the remaining Trustees within ninety (90) days, and the remaining Trustees, if any, have notified the Beneficiaries of their inability to fill such vacancy or (b) there is no remaining Trustee then, the Beneficiaries may, pursuant to Article XII hereof, call a meeting to appoint a successor Trustee or successor Trustees. At such meeting, holders of a majority of the outstanding Units shall constitute a quorum and a successor Trustee or successor Trustees shall be appointed by Beneficiaries holding Units representing a majority of the total Units present at the meeting, in person or by proxy, with each Unit being entitled to be voted with respect to each vacancy to be filled at such meeting. Pending the appointment of a successor Trustee, the remaining Trustee or Trustees then serving may continue to take all actions that may be taken by the Trustees hereunder.

6.5      Acceptance of Appointment by Successor Trustee. Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall file one counterpart with the books and records of the Trust and, in case of a resignation, deliver one counterpart to the resigning Trustee. Thereupon such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts, and duties of its predecessor in the Trust hereunder with like effect as if originally named therein.

6.6      Required Approval for Action by Trustees. At any time there is more than one Trustee, all action required or permitted to be taken by the Trustees, in their capacity as Trustees, shall be taken by approval, consent, vote or resolution, including by written consent, authorized by at least a majority of the Trustees.

6.7      Compensation; Expense Reimbursement. If serving as a Trustee on the Board of Trustees, the Trustees shall be entitled to receive compensation for their services as Trustees comparable to that paid by the Company to its independent directors prior to the filing of the Articles of Conversion and Certificate of Trust under the Maryland Act, consisting of reasonable meeting fees or quarterly or annual retainer fees or a combination of such fees, as determined by the Trustees. Each Trustee shall be reimbursed from the Trust Assets for all expenses reasonably incurred, and appropriately documented, by such Trustee in the performance of that Trustee’s duties in accordance with this Agreement.

11

Article VII
POWERS OF AND LIMITATIONS ON THE TRUSTEES

7.1      Limitations on Trustees. The Trustees shall not cause the Trust, and shall not cause any Trust Subsidiaries, to enter into or engage in any trade or business except as necessary to carry out the purposes of the Trust. In no event shall the Trustees take any action which would jeopardize the status of the Trust as a “liquidating trust” for federal, state or local income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law. The Trustees shall not invest any of the cash held as Trust Assets in securities of any other Person, except that the Trustees may invest in (a) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof, (b) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof, or (c) other temporary investments not inconsistent with the Trust’s status as a liquidating trust for tax purposes.

7.2      Specific Powers of Trustees. Subject to the provisions of the terms and conditions of this Agreement, the Trustees shall have the following specific powers in addition to any and all powers conferred upon them by any other section or provision of this Agreement or any laws of the State of Maryland; provided that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Trustees to act as specifically authorized by any other section or provision of this Agreement and to act in such a manner as the Trustees may deem necessary or appropriate to conserve and protect the Trust Assets or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement:

(a)          to determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interest in, each or all of the Trust Assets;

(b)          to collect, liquidate, finance or refinance or otherwise convert into cash, or such other property as it deems appropriate, all property, assets and rights in the Trust Assets, and to pay, discharge, and satisfy all other claims, expenses, charges, Liabilities and obligations existing with respect to the Trust Assets, the Trust or the Trustees;

(c)          to elect, appoint, engage, retain or employ any Persons as officers, agents, representatives, employees or independent contractors (including without limitation investment advisors, accountants, transfer agents, attorneys-at-law, managers, appraisers, brokers, consultants or otherwise) in one or more capacities to assist in the administration, disposition, liquidation and distribution of Trust Assets, and to pay reasonable compensation from the Trust Assets for services in as many capacities as such Person may be so appointed, engaged, employed or retained, to prescribe the titles, powers and duties, terms of service and other terms and conditions of the election, appointment, engagement, employment or retention of such Persons and, except as prohibited by law, to delegate any of the powers and duties of the Trustees to officers, agents, representatives, independent contractors, employees or other Persons, including, without limitation, the retention of the Administrator and NBC Trust Company and their respective affiliates to provide various services to the Trust and any Trust Subsidiary consistent with the types of services and compensation terms previously applicable to the Company prior to the formation of the Trust, plus a disposition fee with respect to the sale or other disposition of the Trust Assets;

(d)          to retain and set aside such funds out of the Trust Assets as the Trustees shall deem necessary or expedient to pay, or provide for the payment of (i) unpaid claims, expenses, charges, Liabilities and obligations of the Trust or any Trust Subsidiaries; and (ii) the expenses of administering the Trust Assets;

12

(e)          to do and perform any and all acts necessary or appropriate for the conservation, protection and realization of the value of the Trust Assets pending sale or disposition thereof or distribution thereof to the Beneficiaries;

(f)          to institute, defend, settle or otherwise resolve actions, judgments or claims for declaratory relief or other actions, judgments or claims and to take such other action, in the name of the Trust or any Trust Subsidiary, or as otherwise required, as the Trustees may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action, or rights relating to or forming a part of the Trust Assets;

(g)          to determine conclusively from time to time the fair value of and to revalue the securities and other property of the Trust, with the assistance of independent valuation or other experts or other information as it deems necessary or appropriate;

(h)          to cancel, terminate or amend any instruments, contracts, agreements, obligations, or causes of action relating to or forming a part of the Trust Assets, and to execute new instruments, contracts, agreements, obligations or causes of action notwithstanding that the terms of any such instruments, contracts, agreements, obligations, or causes of action may extend beyond the terms of the Trust;

(i)           in the event any of the assets or property which is or may become a part of the Trust Assets is situated in any state or other jurisdiction in which any Trustee is not qualified to act as a Trustee, to nominate and appoint an individual or corporate trustee qualified to act in such state or other jurisdiction in connection with the assets or property situated in that state or other jurisdiction as a trustee of such assets or property and require from such trustee such security, if any, as may be designated by the Trustees, which, in the sole discretion of the Trustees may be paid out of the Trust Assets. The trustee so appointed shall have all the rights, powers, privileges and duties and shall be subject to the conditions and limitations of the Trust, except as limited by the Trustees and except where the same may be modified by the laws of such state or other jurisdiction (in which case, the laws of the state or other jurisdiction in which such trustee is acting shall prevail to the extent necessary). Such trustee shall be answerable to the Trustees herein appointed for all monies, assets and other property which may be received by it in connection with the administration of such assets or property. The Trustees hereunder may remove such trustee, with or without cause, and appoint a successor trustee at any time by the execution by the Trustees of a written instrument declaring such trustee removed from office, and specifying the effective date of removal;

(j)          to cause any investments of any part of the Trust Assets to be registered and held in its name or in the names of a nominee or nominees without increase or decrease of liability with respect thereto;

(k)          to (i) terminate and dissolve any entities owned by the Trust or any Trust Subsidiary and (ii) form any new entities to be owned by the Trust or any Trust Subsidiary, provided that the interests in any such newly formed entities would not constitute assets prohibited this Agreement and by Revenue Procedure 82-58, 1982-2 C.B. 847 (as amplified by Revenue Procedure 91-15, 1991-1 C.B. 484), as the same may be further amended, supplemented, or modified;

13

(l)          to perform any act authorized, permitted, or required under any instrument, contract, agreement, right, obligation, or cause of action relating to or forming a part of the Trust Assets whether in the nature of an approval, consent, demand, or notice thereunder or otherwise, unless such act would require the consent of the Beneficiaries in accordance with the express provisions of this Agreement; and

(m)          adopt Bylaws not inconsistent with this Agreement providing for the conduct of the business of the Trust and to amend and repeal them.

7.3      Conflicts of Interest.

(a)          Whenever a conflict of interest exists or arises between any Trustee or any of such Trustee’s Affiliates, on the one hand, and the Trust, on the other hand (a “Conflict of Interest”), any decisions or actions taken by the Trustees with respect to such Conflict of Interest (i) shall be taken only by the Independent Trustees and (ii) shall not include the conflicted Trustee. Any agreements or arrangements concerning a Conflict of Interest shall be on terms no less favorable to the Trust than those available to the Trust in similar agreements or arrangements with unaffiliated third parties.

(b)          Whenever a Conflict of Interest arises or whenever this Agreement or any other agreement contemplated herein provides that the Trustees shall act in a manner that is, or provide terms that are, fair and reasonable to the Trust, any Beneficiaries or any other Person, the Trustees making such decision or taking such action shall resolve such Conflict of Interest, take such action or provide such terms, considering in each case the relative interest of each party (including their own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles.

14

(c)          Rights of Trustees, Employees, Independent Contractors and Agents to Own Units or Other Property and to Engage in Other Business. Any Trustee, officer, employee, independent contractor or agent of the Trust, including the Administrator and NBC Trust Company, may own, hold and dispose of Units for its individual account, and may exercise all rights thereof and thereunder to the same extent and in the same manner as if it were not a Trustee, officer, employee, independent contractor or agent of the Trust. Any Trustee, officer, employee, independent contractor or agent of the Trust, including the Administrator and NBC Trust Company, may, in its personal capacity or in the capacity of trustee, manager, officer, director, shareholder, partner, member, advisor, employee of any Person or otherwise, have business interests and holdings similar to or in addition to those relating to the Trust, including business interests and holdings that are competitive with the Trust. Any Trustee, officer, employee, independent contractor or agent of the Trust, including the Administrator and NBC Trust Company, may be a trustee, manager, officer, director, shareholder, partner, member, advisor, employee or independent contractor of, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as a Trustee, employee, independent contractor or agent, including as manager or from the Administrator or NBC Trust Company, or otherwise hereunder so long as such interest is disclosed to the Trustees. None of these activities in and of themselves shall be deemed to conflict with its duties as a Trustee, officer, employee, independent contractor or agent of the Trust, including as the Administrator or as NBC Trust Company. The doctrine of corporate opportunity, or any analogous doctrine, shall not apply to the Trustees or officers or other agents of the Trust or the Trust Subsidiaries, including the Administrator and NBC Trust Company. No Trustee or officer who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust shall have any duty to communicate or offer such opportunity to the Trust, and such Trustee shall not be liable to the Trust or to the Beneficiaries for breach of any fiduciary or other duty by reason of the fact that such Trustee pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Beneficiary shall have any rights or obligations by virtue of this Agreement or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. Any Trustee may engage or be interested in any financial or other transaction with the Beneficiaries or any Affiliate of the Trust or the Beneficiaries, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Trust or the Beneficiaries or their Affiliates.

Article VIII
DUTIES AND LIABILITIES OF THE TRUSTEES,
BENEFICIARIES AND AGENTS; INDEMNIFICATION

8.1      Generally. The Trustees accept and undertake to discharge the Trust, upon the terms and conditions hereof, on behalf of the Beneficiaries. Each Trustee shall exercise such rights and powers vested in the Trustees by this Agreement in good faith, and use the same degree of care and skill in his, her, or its exercise as a prudent man or woman would exercise or use under the circumstances in the conduct of his or her own affairs, and no Trustee shall have or be deemed to have any fiduciary or other duty to the Trust, any Trust Subsidiary, any Beneficiary, any Trustee or any other Person, except for such duties as are expressly provided by this Agreement. The provisions of this Agreement, to the extent that they restrict or otherwise limit the duties and liabilities of the Trustees otherwise existing at law or in equity are agreed by the parties hereto to replace such other duties and liabilities of the Trustees. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees or officers of a Maryland statutory trust, no present or former Trustee or officer or other agent of the Trust or of any Trust Subsidiary, including the Administrator and NBC Trust Company, shall be subject to any personal liability whatsoever in tort, contract or otherwise, to the Trust, any Beneficiary or any other Person. Neither the amendment nor repeal of this Section 8.1, nor the adoption or amendment of any other provision of this Agreement inconsistent with this Section 8.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In addition, notwithstanding the foregoing:

(a)          no successor Trustee shall be responsible for the acts or omissions of a Trustee in office prior to the date on which such successor becomes a Trustee;

15

(b)          the Trustees shall not be required to perform any duties or obligations except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustees;

(c)          in the absence of bad faith on the part of the Trustees, the Trustees may conclusively rely, as to the truth, accuracy and completeness thereof, on the statements and certificates or opinions furnished to the Trustees and conforming to the requirements of this Agreement;

(d)          no Trustee shall be liable for any act which such Trustee may do or omit to do hereunder, or for any mistake of fact or law, or for any error of judgment, or for the misconduct of any employee, agent, representative or attorney appointed by the Trustees, or for anything that it may do or refrain from doing in connection with this Agreement while acting in good faith; and

(e)          no Trustee shall be liable with respect to any action taken or omitted to be taken by such Trustee in accordance with (i) a written opinion of legal counsel addressed to the Trustees or (ii) the direction of Beneficiaries having aggregate Beneficial Interests of at least a majority of all Beneficial Interests relating to the exercise by the Trustees of any trust or power conferred upon the Trustees under this Agreement.

8.2      Reliance by Trustees.

(a)          The Trustees may consult with legal counsel, auditors or other experts to be selected by them and the advice or opinion of such counsel, auditors, or other experts shall be full and complete personal protection to the Trustees and agents of the Trust in respect of any action taken or suffered by the Trustees in good faith and in the reliance on, or in accordance with, such advice or opinion.

(b)          Persons dealing with the Trustees shall look only to the Trust Assets to satisfy any liability incurred by the Trustees to such Person in carrying out the terms of the Trust, and the Trustees shall have no personal or individual obligation to satisfy any such liability.

(c)          As far as reasonably practicable, the Trustees shall cause any written instrument creating an obligation of the Trust to include a reference to this Agreement and to provide that neither the Beneficiaries, the Trustees nor their agents shall be liable thereunder, and that the other parties to such instrument shall look solely to the Trust Assets for the payment of any claim thereunder or the performance thereof; provided that the omission of such provision from any such instrument shall not render the Beneficiaries, the Trustees or their agents liable, nor shall the Trustees be liable to anyone for such omission.

16

8.3      Limitation on Liability to Third Persons. No Beneficiary shall be subject to any personal liability whatsoever, in tort, contract, or otherwise, to any Person in connection with the Trust Assets or the affairs of the Trust. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees or officers of a Maryland statutory trust, no present or former Trustee or officer or other agent of the Trust or of any Trust Subsidiary, including the Administrator and NBC Trust Company, shall be subject to any personal liability whatsoever in tort, contract or otherwise, to the Trust, any Beneficiary or any other Person. All Persons shall look solely to the Trust Assets for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trustees shall, at all times, at the expense of the Trust, maintain insurance for the protection of the Trust Assets, its Beneficiaries, the Trustees and agents in such amount as the Trustees shall deem adequate, in the exercise of their discretion, to cover all foreseeable liability to the extent available at reasonable rates. Neither the amendment nor repeal of this Section 8.3, nor the adoption or amendment of any other provision of this Agreement inconsistent with this Section 8.3, shall apply to or affect in any respect the applicability of the preceding sentences with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

8.4      Recitals. Any written instrument creating an obligation of the Trust shall be conclusively taken to have been executed or done by a Trustee or agent of the Trust only in its capacity as a Trustee under this Agreement, or in its capacity as an agent of the Trust.

8.5      Indemnification. The Trustees and each Person appointed or employed by the Trustees pursuant to Section 5.11, including the Administrator and NBC Trust Company, and the directors, officers, employees, managers and agents of each Trustee (each such person an “Indemnified Person” and collectively the “Indemnified Persons”), shall, to the fullest extent permitted by law, be indemnified out of the Trust Assets against all claims, actions, liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by the Indemnified Persons in connection with the defense or disposition of any action, suit or other proceeding by the Trust, the Administrator, NBC Trust Company, or any other Person, whether civil or criminal, in which the Indemnified Person may be involved or with which the Indemnified Person may be threatened: (a) in the case of a Trustee or a Person appointed by the Trustees pursuant to Section 5.11, including the Administrator and NBC Trust Company, while in office or thereafter, by reason of his being or having been such a Trustee, the Administrator, NBC Trust Company, employee or agent including, without limitation, in connection with or arising out of any action, suit or other proceeding based on any alleged breach of duty, neglect, error, misstatement, misleading statement, omission or act of any such Trustee, the Administrator, NBC Trust Company or Person in such capacity: and (b) in the case of any director, officer, employee, manager or agent of any such Person, by reason of any such Person exercising or failing to exercise any right or power hereunder. The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which the Indemnified Person may be lawfully entitled; provided that no Indemnified Person may satisfy any right of indemnity or reimbursement granted herein, or to which the Indemnified Person may be otherwise entitled, except out of the Trust Assets, and no Beneficiary shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees shall make advance payments in connection with indemnification under this Section 8.5, provided that the Indemnified Person shall have given a written undertaking to repay any amount advanced to the Indemnified Person and to reimburse the Trust in the event that it is subsequently determined that the Indemnified Person is not entitled to such indemnification. The Trustees shall cause the Trust to purchase such insurance as they believe, in the exercise of their discretion, adequately insures that each Indemnified Person shall be indemnified against any such claims, actions, liabilities and expenses pursuant to this Section 8.5, which insurance will be similar in coverage for such Indemnified Person as the Company’s Directors and Officers insurance policy in place before the Conversion Date. Nothing contained herein shall restrict the right of the Trustees to indemnify or reimburse such Indemnified Person in any proper case, even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such Indemnified Person to contribution under applicable law.

17

8.6      Reliance on Statements by Trustees. Any Person dealing with the Trustees shall be fully protected in relying upon a certificate of the Trustees with respect to the authority that a Trustee, or any officer or agent of the Trust, has to take any action with respect to the Trust. Any Person dealing with the Trustees shall be fully protected in relying upon a certificate of the Trustees setting forth the facts concerning any action taken by a Trustee pursuant to this Agreement.

Article IX
CERTAIN MATTERS CONCERNING THE BENEFICIARIES

9.1      Evidence of Action by Beneficiaries. Whenever in this Agreement it is provided that the Beneficiaries may take any action (including the making of any demand or request, the giving of any notice, consent, or waiver, the removal of a Trustee, the appointment of a successor Trustee, or the taking of any other action), the fact that at the time of taking any such action such Beneficiaries have joined therein may be evidenced: (a) by any instrument or any number of instruments of similar tenor executed by the Beneficiaries in person or by proxy, agent or attorney appointed in writing; or (b) by the record of the Beneficiaries voting in person or by proxy in favor thereof at any meeting of Beneficiaries duly called and held in accordance with the provisions of Article X.

9.2      Limitation on Suits by Beneficiaries. No Beneficiary shall have any right by virtue of any provision of this Agreement to institute any action or proceeding at law or in equity against any party other than the Trustees upon or under or with respect to the Trust Assets or the agreements relating to or forming part of the Trust Assets, and the Beneficiaries (by their acceptance of any distribution made to them pursuant to this Agreement) waive any such right.

9.3      Requirement of Undertaking. The Trustees may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustees for any action taken or omitted to be taken by them as Trustees, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 9.3 shall not apply to any suit by the Trustees.

Article X
MEETINGS OF BENEFICIARIES

10.1     Purpose of Meetings. A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article for the purposes of taking any action which the terms of this Agreement expressly permit Beneficiaries to take either acting alone or with the Trustees.

10.2     Meeting Called by Trustees. The Trustees may at any time call a meeting of the Beneficiaries to be held at such time and at such place as the Trustees shall determine. Written notice of any meeting of the Beneficiaries shall be given by the Trustees (except as provided in Section 10.3), which written notice shall set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be mailed not more than 60 nor less than 10 days before such meeting is to be held to all of the Beneficiaries of record not more than 60 days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Trust.

18

10.3     Meeting Called on Request of Beneficiaries. Within 30 days after written request to the Trustees by Beneficiaries holding an aggregate of at least a majority of the total Units held by all Beneficiaries to call a meeting of all Beneficiaries (but only to transact business permitted by Section 10.1 hereof), which written request shall specify in reasonable detail the action proposed to be taken, the Trustees shall proceed under the provisions of Section 10.2 to call a meeting of the Beneficiaries.

10.4     Persons Entitled to Vote at Meeting of Beneficiaries. Each Beneficiary shall be entitled to vote at a meeting of the Beneficiaries either in person or by his proxy duly authorized in writing. The signature of the Beneficiary on such written authorization need not be witnessed or notarized. Each Beneficiary shall be entitled to a number of votes equal to the number of Units held by such Beneficiary as of the applicable record date.

10.5     Quorum; Vote Required for Approval. Except as otherwise required by this Agreement or law, Beneficiaries holding at least the number of Units in the aggregate sufficient to take action on any matter for which such meeting was called shall be necessary to constitute a quorum at any meeting of Beneficiaries for the transaction of business. If less than a quorum is present, the Trustees or Beneficiaries having aggregate Units of at least a majority of the total Units held by all Beneficiaries represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present. Except to the extent a different percentage is specified in this Agreement for a particular matter or is required by law, when a quorum is present, any act requiring the approval of the Beneficiaries shall be approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

10.6      Adjournment of Meeting. Subject to Section 10.5, meeting of Beneficiaries may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.

10.7     Conduct of Meetings. The Trustees shall appoint the Chairman and the Secretary of the meeting and may adopt such rules for the conduct of such meeting as it shall deem appropriate, provided that such rules shall not be inconsistent with the provisions of this Agreement. The vote upon any resolution submitted to any meeting of Beneficiaries shall be by written ballot. An Inspector of Votes, appointed by the Chairman of the meeting, shall count all votes cast at the meeting, in person or by proxy, for or against any resolution and shall make and file with the Secretary of the meeting their verified written report. In the event that a meeting of the Beneficiaries is held when there are no Trustees then in office, the Beneficiaries present or represented by proxy may adopt such rules for the conduct of such meeting as they shall deem appropriate, provided that such rules shall not be inconsistent with the provisions of this Agreement.

10.8     Record of Meeting. A record of the proceedings of each meeting of Beneficiaries shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Trustees to be preserved by them. Any record so signed and verified shall be conclusive evidence of all of the matters therein stated.

19

Article XI
AMENDMENTS

11.1     Amendments Requiring Consent of Beneficiaries. This Agreement may be amended from time to time by the Trustees, with the approval of Beneficiaries holding a majority of the total Units outstanding, or such greater or lesser percentage as shall be specified in this Agreement for the taking of an action by the Beneficiaries under the affected provision of this Agreement, obtained at a meeting of the Beneficiaries duly called for such purpose; provided that no such amendment shall increase the potential liability of the Trustees hereunder without the written consent of the Trustees; provided, further, that no such amendment shall permit the Trustees to engage in any activity prohibited by Section 7.1 hereof or affect the Beneficiaries’ rights to receive their pro rata shares of the Trust Assets at the time of any distribution, and no such amendment shall jeopardize the status of the Trust as a “liquidating trust” for federal, state, or local income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law or jeopardize the Beneficiaries treatment as other than the owners of their respective shares of the Trust’s taxable income pursuant to Section 671 through 679 of the Code and any analogous provision of state or local law.

11.2     Amendments Not Requiring Consent of Beneficiaries. This Agreement may be amended from time to time by the Trustees, without the consent of any of the Beneficiaries, (a) to add to the representations, duties or obligations of the Trustees or surrender any right or power granted to the Trustees herein; (b) to facilitate the transferability by Beneficiaries of Trust Units, subject to the ability of the liquidating trust to remain eligible for relief from the registration and reporting requirements under the Exchange Act, (c) to comply with applicable laws, including tax laws or to satisfy any requirements, conditions, guidelines or opinions contained in any opinion, directive, order, ruling or regulation of the Commission, the Internal Revenue Service or any other U.S. federal or state or non-U.S. governmental agency, compliance with which the Trustees deem to be in the best interest of the Beneficiaries as a whole, (d) to enable the Trust to obtain no-action assurances from the staff of the Commission regarding relief from registration and reporting requirements under the Exchange Act, which relief the Trustees deem to be in the best interest of the Beneficiaries as a whole, (e) to enable the Trust to be treated as a liquidating trust under Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law, if the Trustees deem it to be in the best interests of the Beneficiaries as a whole, or (f) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement.

11.3     Notice and Effect of Amendment. Upon the execution of any such declaration of amendment by the Trustees, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties, and immunities of the Trustees and the Beneficiaries under this Agreement shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendments, and all the terms and conditions of any such amendment shall thereby be deemed to be part of the terms and conditions of this Agreement for any and all purposes.

20

Article XII
MISCELLANEOUS PROVISIONS

12.1     Filing Documents. This Agreement shall be filed or recorded in such office or offices as the Trustees may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be maintained in the principal executive office of the Trust and shall be available at all times during regular business hours for inspection by any Beneficiary or such Beneficiary’s duly authorized representative. The Trustees shall file or record any amendment of this Agreement in the same places where the original Agreement is filed or recorded to the extent the Trustees may determine such filing to be necessary or desirable. The Trustees shall file or record any instrument which relates to any change in the name or office of a Trustee in the same places where the original Agreement is filed or recorded to the extent the Trustees may determine such filing to be necessary or desirable.

12.2     Intention of Parties to Establish Trust. This Agreement is not intended to create, and shall not be interpreted as creating, a corporation, association, partnership, or joint venture of any kind for purposes of federal income taxation or for any other purpose.

12.3     Laws as to Construction. This Agreement, the internal affairs of the Trust, and the liability of the Trustees as trustees, and the Beneficiaries as holders of Beneficial Interests, for any debt, obligation, or other liability of the Trust shall be governed by and construed in accordance with the internal laws of the State of Maryland, except to the extent that the provisions of any applicable law are permitted to be varied by the provisions of the Agreement, in which event the provisions of this Agreement shall govern; provided that the Maryland Act (except as varied hereby), and not the laws applicable to common law trusts, shall govern the Trust, this Agreement, and the rights and obligations of the Trustees and the Beneficiaries. The Trustees, the Company and the Beneficiaries (by their acceptance of any distributions made to them pursuant to this Agreement) consent and agree that this Agreement shall be governed by and construed in accordance with such laws.

12.4     Beneficiaries Have No Rights or Privileges as Stockholders. Except as expressly provided in this Agreement or under applicable law, the Beneficiaries shall have no rights or privileges as Beneficiaries attributable to their former status as Stockholder.

12.5     Exclusive Forum for Certain Litigation. Unless the Trustees consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any action asserting a claim of breach of any duty owed by any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Administrator, to the Trust or any Beneficiary or such Beneficiary’s heirs or devisees or, if applicable, plan participant or account owner, (b) any action asserting a claim against the Trust or any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Administrator, pursuant to any provision of the Maryland Statutory Trust Act or this Agreement or (c) any action asserting a claim against the Trust or any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Administrator that is governed by the internal affairs doctrine.

21

12.6     Severability. In the event any provision of this Agreement or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

12.7     Notices.

(a)          Any notice or other communication by the Trustees to any Beneficiary shall be in writing and shall be deemed to have been duly given for all purposes when (i) deposited in the mail, postage prepaid, for delivery to, or deposited with a courier service for delivery to, such Person, or (ii) delivered personally to such Person, in each case at his address as shown in the records of the Trust.

(b)          All notices and other communications under this Agreement to any party hereto shall be in writing and shall be deemed to have been duly given for all purposes when (i) deposited in the mail, postage prepaid, for delivery to, or deposited with a courier service for delivery to, such party, or (ii) delivered personally, in each case at the following address or at such other addresses as shall be specified by the parties by like notice.

(A)         If to the Trust or the Trustees:

Crossroads Liquidating Trust

128 N. 13th Street, Suite 1100

Lincoln, Nebraska 68508

(B)         If to the Company:

Crossroads Capital, Inc.

128 N. 13th Street, Suite 1100

Lincoln, Nebraska 68508

12.8     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

[Signature page follows.]

22

IN WITNESS WHEREOF, Crossroads Capital, Inc. has caused this Agreement to be executed by an authorized officer, and the Trustees herein have executed this Agreement, effective this ______ day of _________________, 2016.

THE COMPANY:

Crossroads Capital, Inc.

By:
Ben H. Harris
President and Chief Executive Officer

THE TRUSTEES:

By:
[____________]

By:
[____________]

By:
[____________]

23

Annex A

ARTICLES OF CONVERSION

CONVERTING

CROSSROADS CAPITAL, INC.

TO

CROSSROADS LIQUIDATING TRUST

Pursuant to the provisions of §3-903 of the Maryland General Corporation law, Crossroads Capital, Inc., a Maryland Corporation, hereby certifies as follows:

Article I

The name of the Maryland Corporation is Crossroads Capital, Inc. (the “Converting Corporation”). The Converting Corporation’s Articles of Incorporation were filed on May 9, 2008.

Article II

The Converting Corporation is converting into Crossroads Liquidating Trust, a statutory trust formed under the general laws of the State of Maryland (the “Converted Trust”).

Article III

The terms and conditions of the conversion have been approved by the board of directors and stockholders of the Converting Corporation in accordance with §3-902 of the Maryland General Corporation Law and the Converting Corporation’s Articles of Amendment and Restatement, as amended, and the Amended and Restated Bylaws, as amended.

Article IV

Each outstanding share of preferred and common stock of the Converting Corporation, par value $0.001 per share, shall, without any further action on the part of any stockholder of the Converting Corporation, be converted into and exchanged for one unit of beneficial interest of the Converted Trust. There has been no preferred stock issued.

Article V

These Articles of Conversion shall become effective at ____________.

Article VI

The Converting Corporation shall cease to exist as a Maryland corporation and shall continue to exist as the Converted Trust, and the Converted Trust, for all purposes of the laws of the State of Maryland, shall be deemed to be the same entity as the Converting Corporation. All the assets of the Converting Corporation, including any legacies that it would have been capable of taking, shall vest in and devolve on the Converted Trust without further act or deed and shall be the property of the Converted Trust, and the Converted Trust shall be liable for all of the debts and obligations of the Converting Corporation.

1

IN WITNESS WHEREOF, these Articles of Conversion are hereby executed for and on behalf of Crossroads Capital, Inc. by its President and Chief Executive Officer, who does hereby acknowledge that said Articles of Conversion are the act of said corporation, and who does hereby state under penalties of perjury that the matters and facts set forth therein with respect to authorization and approval of said conversion are true in all material respects to the best of his knowledge, information and belief.

CROSSROADS CAPITAL, INC.

By:
Name:	Ben H. Harris
Title:	President and Chief Executive Officer

Attest:

Name:	David M. Hadani
Title:	Secretary

2

STATE OF	)

COUNTY OF	)

I hereby certify that on ______________________________, 2016, before me, the subscriber, a notary public for the state and county aforesaid, personally appeared Ben H. Harris, President and Chief Executive Officer of Crossroads Capital, Inc., a corporation party to the annexed Articles of Conversion, and, on behalf of the said corporation, acknowledged the annexed Articles of Conversion to be the act of said corporation.

WITNESS my hand and notarial seal the date first above written.

Notary Public

[Affix Notarial Seal]

3

Annex B

CERTIFICATE OF TRUST

THIS IS TO CERTIFY THAT:

The undersigned trustees hereby form a statutory trust pursuant to the laws of the State of Maryland.

1.          Trust Name.              The name of the statutory trust is Crossroads Liquidating Trust.

2.          Resident Agent.       The name and address of the Resident Agent of the Trust are The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, MD 21201.

3.          Principal Office.      The address of the Principal Office of the Trust in the state of Maryland is: c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, MD 21201.

4.          Governance.             The Trust shall be governed by that certain Liquidating Trust Agreement dated as of ______________, 2016 by and among Crossroads Capital, Inc., and [__________],[__________] and [__________], as Trustees, as may be amended from time to time.

The undersigned, being the trustees of the Trust, acknowledges under the penalties for perjury that, to the best of his knowledge and belief, the facts stated herein are true.

IN WITNESS WHEREOF, the undersigned trustees have signed this Certificate of Trust as of this ____ day of ____________, 2016.

TRUSTEES:

By:
[____________]

By:
[____________]

By:
[____________]

1

I hereby consent to my designation as Resident Agent for:

CROSSROADS LIQUIDATING TRUST

THE CORPORATION TRUST INCORPORATED

By:
Name:
Title:

2

PRELIMINARY PROXY STATEMENT
SUBJECT TO CHANGE

CROSSROADS CAPITAL, INC.
Proxy Solicited on Behalf of the Board of Directors
for a Special Meeting of Stockholders
[_____], 2016

The undersigned hereby appoints Ben H. Harris and David M. Hadani and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock of CROSSROADS CAPITAL, INC. (the “Company”) held of record by the undersigned on [______], 2016 at the Special Meeting of Stockholders of the Company to be held on [______], 2016 and any adjournment(s) thereof.

The proxy when properly executed will be voted as directed by the undersigned stockholder. If not indicated, the proxy will be voted FOR the proposals described in items 1, 2, and 3. The proxies, in their discretion, are further authorized to vote (a) on matters which the Board of Directors did not know would be presented at the Special Meeting within the time period specified in the Company’s Bylaws; and (b) on other matters which may properly come before the Special Meeting and any adjournments or postponements thereof.

(continued, and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

	FOR	AGAINST	ABSTAIN
1. To authorize the withdrawal of the Company’s election to be regulated as a business development company under the Investment Company Act of 1940, as amended;	☐	☐	☐

2. To approve any adjournments of the special meeting (i) to permit time to voluntarily delist the Company from NASDAQ and to begin the process of implementing Proposal 1 and (ii) to solicit additional proxies if there are not sufficient votes at the special meeting to approve Proposal 1 or Proposal 3 or the other transactions contemplated by such proposals; and	☐	☐	☐

3. To authorize a Plan of Liquidation to convert the Company into a liquidating trust for the purpose of liquidating and distributing the Company’s assets, if Proposal 1 is approved.	☐	☐	☐

PLEASE SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

Signature	Signature	Date

Please sign your name exactly as it appears hereon. If signing for estates, trusts, corporations or partnerships, title or capacity should be stated. If shares are held jointly, each holder should sign.